Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Six Months Ended July 31, 2010 and 2009

Forest City Enterprises, Inc. and Subsidiaries
Three and Six Months Ended July 31, 2010 and 2009
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Selected Financial Information
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	4-7
Consolidated Earnings Information	8-11

Supplemental Operating Information
Occupancy Data	12
Comparable Net Operating Income (NOI)	13
Comparable NOI Detail	14-15
NOI By Product Type	16
NOI By Core Market	17
Reconciliation of NOI to Net Earnings (Loss)	18-19
Results of Operations Discussion	20-22
EBDT Bridge	23-24
Reconciliation of Net Earnings (Loss) to EBDT	25-26
Schedules of Lease Expirations	27-28
Schedules of Significant Tenants	29-30
Openings and Acquisitions	31
Projects Under Construction	32-33
Projects Under Development	34
Military Housing	35
Land Held for Development or Sale	36

Supplemental Financial Information
Projects under Construction and Development Debt and Non-Recourse Debt	37
Scheduled Maturities Table	38-39
Upcoming Maturities Summary	40
Investments in and Advances to Affiliates	41-44
Real Estate Activity	45-48
Summary of EBDT	49-60
This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2010 and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current lending and capital market conditions on our liquidity, ability to finance or refinance projects and repay our debt, the impact of the current economic environment on the ownership, development and management of our real estate portfolio, general real estate investment and development risks, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, environmental liabilities, conflicts of interest, risks associated with the sale of tax credits, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, volatility in the market price of our publicly traded securities, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest strategic business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a member of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are other reportable segments of the Company.
We have approximately $11.8 billion of assets in 27 states and the District of Columbia at July 31, 2010. Our core markets include Boston, the state of California, Chicago, Denver, New York City/Philadelphia metropolitan area and the Greater Washington, D.C./Baltimore metropolitan area. Our core markets account for approximately 77 percent of the cost of our real estate portfolio at July 31, 2010. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and six months ended July 31, 2010. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. Effective February 1, 2010, we adopted new accounting guidance on consolidation of VIEs that changes the approach on evaluating VIEs for consolidation. The impact of the new GAAP guidance was to consolidate one previously unconsolidated entity and deconsolidate a total of nine previously consolidated entities. The new guidance does not impact pro-rata consolidation. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2010 on pages 58-68.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations, a measure of performance used by publicly traded Real Estate Investment Trusts, but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of net earnings (loss) to EBDT see pages 21-26.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, NOI by product type and core market, reconciliation of NOI to net earnings (loss), results of operations discussion, EBDT bridge, reconciliation of net earnings (loss) to EBDT, retail and office lease expirations, significant retail and office tenants, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and six months ended July 31, 2010 and 2009.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed on pages 21-22), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of NOI to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP and a reconciliation of NOI to net earnings (loss) for each strategic business unit are provided on pages 18-19 and 49-60 of this document. A reconciliation from NOI to comparable NOI can be found on pages 13-15.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended January 31, 2010, as amended on Form 10-K/A filed April 28, 2010 can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

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Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information — July 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,536,167	$23,972	$820,680	$2,332,875
Commercial
Retail centers	3,320,305	108,385	694,055	3,905,975
Office and other buildings	3,292,500	248,317	379,442	3,423,625
Corporate and other equipment	9,752	-	1	9,753

Total completed rental properties	8,158,724	380,674	1,894,178	9,672,228

Projects under construction
Residential	783,249	194,396	10,732	599,585
Commercial
Retail centers	657,493	3,387	81,673	735,779
Office and other buildings	255,090	166,717	573	88,946

Total projects under construction	1,695,832	364,500	92,978	1,424,310
Projects under development
Residential	664,910	201,169	6,118	469,859
Commercial
Retail centers	21,289	102	10,897	32,084
Office and other buildings	227,091	54,871	7,291	179,511

Total projects under development	913,290	256,142	24,306	681,454

Total projects under construction and development	2,609,122	620,642	117,284	2,105,764
Land held for development or sale	226,309	12,410	113,844	327,743

Total Real Estate	10,994,155	1,013,726	2,125,306	12,105,735
Less accumulated depreciation	(1,531,977)	(59,270)	(406,746)	(1,879,453)

Real Estate, net	9,462,178	954,456	1,718,560	10,226,282

Cash and equivalents	186,728	17,363	45,392	214,757
Restricted cash and escrowed funds	786,606	308,579	76,804	554,831
Notes and accounts receivable, net	394,680	16,955	82,105	459,830
Investments in and advances to affiliates	160,575	(233,853)	(105,604)	288,824
Lease and mortgage procurement costs, net	384,917	32,302	30,853	383,468
Prepaid expenses and other deferred costs, net	229,294	36,528	37,688	230,454
Intangible assets, net	157,358	-	1,280	158,638

Total Assets	$11,762,336	$1,132,330	$1,887,078	$12,517,084

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information — July 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt and notes payable, nonrecourse
Completed rental properties
Residential	$1,025,923	$19,161	$660,492	$1,667,254
Commercial
Retail centers	2,475,136	119,139	635,808	2,991,805
Office and other buildings	2,352,270	214,451	305,831	2,443,650

Total completed rental properties	5,853,329	352,751	1,602,131	7,102,709

Projects under construction
Residential	709,566	203,680	37,337	543,223
Commercial
Retail centers	361,678	-	-	361,678
Office and other buildings	83,669	61,228	-	22,441

Total projects under construction	1,154,913	264,908	37,337	927,342
Projects under development
Residential	153,437	61,760	-	91,677
Commercial
Retail centers	-	-	-	-
Office and other buildings	47,645	17,120	2,887	33,412

Total projects under development	201,082	78,880	2,887	125,089

Total projects under construction and development	1,355,995	343,788	40,224	1,052,431
Land held for development or sale	61,544	4,300	51,433	108,677

Total Mortgage debt and notes payable, nonrecourse	7,270,868	700,839	1,693,788	8,263,817
Bank revolving credit facility	112,472	-	-	112,472
Senior and subordinated debt	882,841	-	-	882,841
Construction payables	190,788	37,171	8,466	162,083
Accounts payable and accrued expenses	685,336	34,640	150,460	801,156
Accrued derivative liability	179,985	4,103	34,364	210,246
Deferred income taxes	468,974	-	-	468,974

Total Liabilities	9,791,264	776,753	1,887,078	10,901,589

Redeemable Noncontrolling Interest	221,647	221,647	-	-

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,540,327	-	-	1,540,327
Accumulated other comprehensive loss	(110,853)	-	-	(110,853)

Total Shareholders’ Equity	1,429,474	-	-	1,429,474

Noncontrolling interest	319,951	133,930	-	186,021

Total Equity	1,749,425	133,930	-	1,615,495

Total Liabilities and Equity	$11,762,336	$1,132,330	$1,887,078	$12,517,084

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information — January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,740,394	$41,236	$688,409	$2,387,567
Commercial
Retail centers	3,359,953	120,351	472,914	3,712,516
Office and other buildings	3,369,719	129,484	207,127	3,447,362
Corporate and other equipment	9,736	-	1	9,737

Total completed rental properties	8,479,802	291,071	1,368,451	9,557,182

Projects under construction
Residential	787,203	176,467	8,307	619,043
Commercial
Retail centers	782,902	67,826	203,009	918,085
Office and other buildings	263,457	132,156	66,059	197,360

Total projects under construction	1,833,562	376,449	277,375	1,734,488
Projects under development
Residential	562,781	167,290	7,965	403,456
Commercial
Retail centers	21,016	101	10,868	31,783
Office and other buildings	223,811	56,279	9,212	176,744

Total projects under development	807,608	223,670	28,045	611,983

Total projects under construction and development	2,641,170	600,119	305,420	2,346,471
Land held for development or sale	219,807	11,674	116,863	324,996

Total Real Estate	11,340,779	902,864	1,790,734	12,228,649
Less accumulated depreciation	(1,593,658)	(57,756)	(326,169)	(1,862,071)

Real Estate, net	9,747,121	845,108	1,464,565	10,366,578

Cash and equivalents	251,405	6,681	30,280	275,004
Restricted cash and escrowed funds	427,921	90,951	68,406	405,376
Notes and accounts receivable, net	388,536	22,173	71,203	437,566
Investments in and advances to affiliates	265,343	(159,978)	(65,246)	360,075
Lease and mortgage procurement costs, net	413,421	32,271	24,868	406,018
Prepaid expenses and other deferred costs, net	279,735	38,705	46,138	287,168
Intangible assets, net	143,229	-	1,310	144,539

Total Assets	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information — January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt and notes payable, nonrecourse
Completed rental properties
Residential	$1,234,111	$33,596	$558,891	$1,759,406
Commercial
Retail centers	2,511,424	119,544	437,825	2,829,705
Office and other buildings	2,480,883	100,267	145,225	2,525,841

Total completed rental properties	6,226,418	253,407	1,141,941	7,114,952

Projects under construction
Residential	499,952	144,993	35,242	390,201
Commercial
Retail centers	440,450	40,090	178,935	579,295
Office and other buildings	190,990	101,058	1,574	91,506

Total projects under construction	1,131,392	286,141	215,751	1,061,002
Projects under development
Residential	148,747	61,353	-	87,394
Commercial
Retail centers	-	-	-	-
Office and other buildings	48,932	17,360	61,148	92,720

Total projects under development	197,679	78,713	61,148	180,114

Total projects under construction and development	1,329,071	364,854	276,899	1,241,116
Land held for development or sale	64,384	4,348	55,107	115,143

Total Mortgage debt and notes payable, nonrecourse	7,619,873	622,609	1,473,947	8,471,211
Bank revolving credit facility	83,516	-	-	83,516
Senior and subordinated debt	1,076,424	-	-	1,076,424
Construction payables	218,072	26,666	47,284	238,690
Accounts payable and accrued expenses	784,090	45,950	104,663	842,803
Accrued derivative liability	192,526	11,326	16,463	197,663
Deferred income taxes	437,370	-	-	437,370

Total Liabilities	10,411,871	706,551	1,642,357	11,347,677

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,235,892	-	-	1,235,892
Accumulated other comprehensive loss	(87,266)	-	-	(87,266)

Total Shareholders’ Equity	1,148,626	-	-	1,148,626

Noncontrolling interest	356,214	169,360	(833)	186,021

Total Equity	1,504,840	169,360	(833)	1,334,647

Total Liabilities and Equity	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information — Three Months Ended July 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$309,211	$18,532	$80,162	$1,084	$371,925

Expenses
Operating expenses	177,852	11,106	39,807	835	207,388
Depreciation and amortization	61,031	2,578	12,267	254	70,974
Impairment of real estate	46,510	-	2,282	-	48,792

	285,393	13,684	54,356	1,089	327,154

Interest expense	(87,860)	(4,885)	(19,162)	(11)	(102,148)
Amortization of mortgage procurement costs	(3,602)	(572)	(598)	(5)	(3,633)
Gain on early extinguishment of debt	1,896	-	-	-	1,896

Interest and other income	16,232	133	(56)	2	16,045
Net gain (loss) on disposition of partial interests in rental properties	204,269	-	(878)	1,993	205,384
Net gain on disposition of partial interests in other investment	55,112	23,675	-	-	31,437

Earnings before income taxes	209,865	23,199	5,112	1,974	193,752

Income tax expense (benefit)
Current	5,108	-	-	(183)	4,925
Deferred	58,705	-	-	1,070	59,775

	63,813	-	-	887	64,700

Equity in earnings (loss), including impairment of unconsolidated entities	(996)	98	(5,112)	-	(6,206)

Earnings from continuing operations	145,056	23,297	-	1,087	122,846

Discontinued operations, net of tax:
Operating loss from rental properties	(13)	(1)	-	12	-
Gain on disposition of rental properties	5,310	4,211	-	(1,099)	-

	5,297	4,210	-	(1,087)	-

Net earnings	150,353	27,507	-	-	122,846

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(23,297)	(23,297)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(4,210)	(4,210)	-	-	-

	(27,507)	(27,507)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$122,846	$-	$-	$-	$122,846

Preferred dividends	(4,107)	-	-	-	(4,107)

Net earnings attributable to Forest City Enterprises, Inc. common shareholders	$118,739	$-	$-	$-	$118,739

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information — Six Months Ended July 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$589,433	$31,624	$167,701	$2,506	$728,016

Expenses
Operating expenses	338,015	17,469	93,443	1,610	415,599
Depreciation and amortization	122,574	4,349	24,513	636	143,374
Impairment of real estate	46,510	-	15,181	-	61,691

	507,099	21,818	133,137	2,246	620,664

Interest expense	(170,721)	(10,018)	(39,118)	(118)	(199,939)
Amortization of mortgage procurement costs	(6,261)	(661)	(1,151)	(13)	(6,764)
Gain on early extinguishment of debt	8,193	-	-	-	8,193

Interest and other income	23,047	1,032	694	4	22,713
Net gain (loss) on disposition of partial interests in rental properties	205,135	-	(830)	1,993	206,298
Net gain on disposition of partial interests in other investment	55,112	23,675	-	-	31,437

Earnings before income taxes	196,839	23,834	(5,841)	2,126	169,290

Income tax expense (benefit)
Current	11,908	-	-	(234)	11,674
Deferred	43,220	-	-	1,179	44,399

	55,128	-	-	945	56,073

Equity in earnings (loss), including impairment of unconsolidated entities	(18,120)	(6,346)	5,841	-	(5,933)

Earnings from continuing operations	123,591	17,488	-	1,181	107,284

Discontinued operations, net of tax:
Operating loss from rental properties	88	6	-	(82)	-
Gain on disposition of rental properties	5,310	4,211	-	(1,099)	-

	5,398	4,217	-	(1,181)	-

Net earnings	128,989	21,705	-	-	107,284

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(17,488)	(17,488)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(4,217)	(4,217)	-	-	-

	(21,705)	(21,705)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$107,284	$-	$-	$-	$107,284

Preferred dividends	(4,107)	-	-	-	(4,107)

Net earnings attributable to Forest City Enterprises, Inc. common shareholders	$103,177	$-	$-	$-	$103,177

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information — Three Months Ended July 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$313,697	$13,064	$97,417	$2,960	$401,010

Expenses
Operating expenses	164,649	5,616	72,992	854	232,879
Depreciation and amortization	66,891	297	13,836	941	81,371
Impairment of real estate	1,451	-	11,903	-	13,354

	232,991	5,913	98,731	1,795	327,604

Interest expense	(79,407)	(3,361)	(16,494)	(809)	(93,349)
Amortization of mortgage procurement costs	(3,422)	(162)	(657)	(27)	(3,944)
Gain on early extinguishment of debt	9,063	-	-	-	9,063

Interest and other income	11,594	203	732	-	12,123

Earnings (loss) before income taxes	18,534	3,831	(17,733)	329	(2,701)

Income tax expense (benefit)
Current	(6,089)	-	-	(18)	(6,107)
Deferred	5,430	-	-	146	5,576

	(659)	-	-	128	(531)

Equity in earnings (loss), including impairment of unconsolidated entities	(17,438)	(86)	17,733	-	381

Earnings (loss) from continuing operations	1,755	3,745	-	201	(1,789)

Discontinued operations, net of tax:
Operating earnings from rental properties	209	8	-	(201)	-

Net earnings (loss)	1,964	3,753	-	-	(1,789)

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(3,745)	(3,745)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(8)	(8)	-	-	-

	(3,753)	(3,753)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(1,789)	$-	$-	$-	$(1,789)

Preferred dividends	-	-	-	-	-

Net loss attributable to Forest City Enterprises, Inc. common shareholders	$(1,789)	$-	$-	$-	$(1,789)

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information — Six Months Ended July 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$623,715	$25,407	$188,292	$6,708	$793,308

Expenses
Operating expenses	358,674	11,221	136,070	1,956	485,479
Depreciation and amortization	132,401	1,685	31,416	1,977	164,109
Impairment of real estate	2,575	-	21,463	-	24,038

	493,650	12,906	188,949	3,933	673,626

Interest expense	(170,318)	(6,787)	(32,774)	(1,922)	(198,227)
Amortization of mortgage procurement costs	(7,066)	(322)	(1,283)	(59)	(8,086)
Gain (loss) on early extinguishment of debt	9,063	-	(176)	-	8,887

Interest and other income	18,402	343	1,205	-	19,264
Gain on disposition of rental properties	-	-	-	4,548	4,548

Earnings (loss) before income taxes	(19,854)	5,735	(33,685)	5,342	(53,932)

Income tax expense (benefit)
Current	(13,456)	-	-	3,795	(9,661)
Deferred	(9,631)	-	-	(1,723)	(11,354)

	(23,087)	-	-	2,072	(21,015)

Equity in earnings (loss), including impairment of unconsolidated entities	(33,304)	(68)	33,685	-	449

Earnings (loss) from continuing operations	(30,071)	5,667	-	3,270	(32,468)

Discontinued operations, net of tax:
Operating earnings from rental properties	505	19	-	(486)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-

	3,289	19	-	(3,270)	-

Net earnings (loss)	(26,782)	5,686	-	-	(32,468)

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(5,667)	(5,667)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(19)	(19)	-	-	-

	(5,686)	(5,686)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(32,468)	$-	$-	$-	$(32,468)

Preferred dividends	-	-	-	-	-

Net loss attributable to Forest City Enterprises, Inc. common shareholders	$(32,468)	$-	$-	$-	$(32,468)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data — July 31, 2010 and 2009
Retail and office occupancy as of July 31, 2010 and 2009 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of July 31, 2010 and 2009 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of July 31, 2010 and 2009 represents total units occupied divided by total units available. Average Occupancy as of July 31, 2010 and 2009 for residential is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2010 and 2009.
We analyze our occupancy percentages by each of our major product lines as follows:

Average	Average
Occupancy	Occupancy	Occupancy	Occupancy
As of	Year-to-Date	As of	Year-to-Date
July 31, 2010	July 31, 2010	July 31, 2009	July 31, 2009

Retail
Comparable	90.9%	90.5%	89.2%	89.4%
Total	90.7%	89.7%	88.1%	88.3%
Office
Comparable	90.0%	90.0%	89.7%	89.7%
Total	89.9%	89.8%	89.4%	89.4%
Residential (1)
Comparable	93.8%	94.1%	92.0%	90.8%
Total	92.7%	93.0%	89.7%	85.8%
Hotels
Comparable and Total	66.3%	64.3%
Comparable ADR and Total ADR	$139.24	$137.5	6

The table below provides occupancy as reported in previous quarters. These amounts may differ from above because the properties that qualify as comparable change from period to period.

Occupancy Recap of Quarterly Supplemental Packages
Occupancy As of	Average Occupancy Year-to-Date
July 31,	April 30,	January 31,	October 31,	July 31,	July 31,	April 30,	January 31,	October 31,	July 31,
2010	2010	2010	2009	2009	2010	2010	2010	2009	2009

Retail
Comparable	90.9%	89.7%	90.1%	90.1%	89.8%	90.5%	90.0%	89.9%	90.0%	89.9%
Total	90.7%	88.4%	88.8%	88.4%	88.1%	89.7%	88.6%	88.6%	88.4%	88.3%
Office
Comparable	90.0%	89.8%	90.3%	89.4%	89.4%	90.0%	89.9%	90.1%	89.7%	89.3%
Total	89.9%	89.7%	89.7%	88.9%	89.4%	89.8%	89.7%	89.5%	89.1%	89.4%
Residential (1)
Comparable	93.8%	93.0%	93.7%	92.6%	91.6%	94.1%	93.7%	92.2%	90.4%	90.1%
Total	92.7%	91.1%	92.3%	91.1%	89.7%	93.0%	90.8%	87.8%	86.5%	85.8%
Hotels
Comparable and Total	66.3%	61.0%	69.1%	68.5%	64.3%
Comparable ADR and Total ADR	$139.24	$135.4	3	$140.0	1	$139.5	6	$137.5	6

(1)	Excludes military housing units.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three and six months ended July 31, 2010 and 2009. The schedules below present Pro-Rata Comparable NOI for the three and six months ended July 31, 2010. The following schedules on pages 14-15 present comparable NOI for each of our major product lines, as well as strategic business units under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 49-60.
Comparable Net Operating Income (NOI) (% change over same period prior year)

	Three Months Ended	Six Months Ended
	July 31, 2010	July 31, 2010

Retail	3.2%	0.9%

Office	1.6%	1.3%

Hotel	7.9%	17.8%

Residential	3.8%	2.9%

Total	2.9%	1.7%
The tables below provide the percentage change of Comparable Net Operating Income (NOI) as reported in previous quarters. GAAP reconciliations for previous quarters can be found in prior supplemental packages.

Quarterly Historical Trends
	Three Months Ended
	July 31, 2010	April 30, 2010	January 31, 2010	October 31, 2009	July 31, 2009

Retail	3.2%	(1.5%)	(3.9%)	(1.7%)	(4.3%)

Office	1.6%	0.8%	4.3%	5.6%	7.1%

Hotel	7.9%	52.6%	(1.1%)	6.2%	(24.8%)

Residential	3.8%	2.8%	(2.7%)	(3.9%)	(4.2%)

Total	2.9%	0.6%	(0.5%)	0.8%	(1.4%)

Annual Historical Trends
	Years Ended
	January 31, 2010	January 31, 2009	January 31, 2008

Retail	(3.9%)	0.3%	6.9%

Office	5.4%	1.2%	2.1%

Hotel	(9.9%)	(4.9%)	4.9%

Residential	(2.8%)	0.2%	4.2%

Total	(0.8%)	0.4%	4.6%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended July 31, 2010					Three Months Ended July 31, 2009					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$58,828	$2,797	$5,367	$-	$61,398	$56,867	$2,986	$5,598	$-	$59,479	3.4%	3.2%

Total	64,141	2,791	5,675	-	67,025	63,284	3,014	5,663	-	65,933

Office Buildings
Comparable	58,947	2,854	4,833	-	60,926	58,105	2,637	4,486	-	59,954	1.4%	1.6%

Total	64,313	4,861	2,240	-	61,692	67,139	2,639	2,025	-	66,525

Hotels
Comparable	4,103	-	370	-	4,473	3,767	-	377	-	4,144	8.9%	7.9%

Total	4,103	-	370	-	4,473	3,767	-	377	-	4,144

Earnings from Commercial Land Sales	2,612	-	-	-	2,612	1,733	257	-	-	1,476
Other (1)	601	(1,092)	1,966	-	3,659	(2,162)	286	(552)	-	(3,000)

Total Commercial Group
Comparable	121,878	5,651	10,570	-	126,797	118,739	5,623	10,461	-	123,577	2.6%	2.6%

Total	135,770	6,560	10,251	-	139,461	133,761	6,196	7,513	-	135,078

Residential Group
Apartments
Comparable	25,892	631	7,045	-	32,306	25,303	440	6,247	-	31,110	2.3%	3.8%

Total	28,497	984	7,962	251	35,726	32,196	1,091	6,738	2,106	39,949

Military Housing
Comparable	-	-	-	-	-	-	-	-	-	-

Total	6,525	-	379	-	6,904	13,286	138	243	-	13,391

Other (1)	1,322	(55)	452	-	1,829	(6,822)	36	-	-	(6,858)

Total Residential Group
Comparable	25,892	631	7,045	-	32,306	25,303	440	6,247	-	31,110	2.3%	3.8%

Total	36,344	929	8,793	251	44,459	38,660	1,265	6,981	2,106	46,482

Total Rental Properties
Comparable	147,770	6,282	17,615	-	159,103	144,042	6,063	16,708	-	154,687	2.6%	2.9%

Total	172,114	7,489	19,044	251	183,920	172,421	7,461	14,494	2,106	181,560

Land Development Group	2,327	188	118	-	2,257	2,065	104	48	-	2,009

The Nets
Operations	(7,161)	(20)	-	-	(7,141)	(8,307)	-	1,952	-	(6,355)
Gain on disposition of partial interest	55,112	23,675	-	-	31,437	-	-	-	-	-

Total	47,951	23,655	-	-	24,296	(8,307)	-	1,952	-	(6,355)

Corporate Activities	(9,801)	-	-	-	(9,801)	(6,075)	-	-	-	(6,075)

Grand Total	$212,591	$31,332	$19,162	$251	$200,672	$160,104	$7,565	$16,494	$2,106	$171,139

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects for the three months ended July 31, 2010 were $37 at full consolidation and $2,594 at pro-rata consolidation compared to $3,247 for the three months ended July 31, 2009 at both full and pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Six Months Ended July 31, 2010					Six Months Ended July 31, 2009					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$117,138	$5,721	$10,737	$-	$122,154	$116,049	$6,043	$11,052	$-	$121,058	0.9%	0.9%

Total	128,687	5,715	11,258	-	134,230	126,669	5,486	11,171	481	132,835

Office Buildings
Comparable	119,060	5,455	8,910	-	122,515	118,029	5,242	8,215	-	121,002	0.9%	1.3%

Total	127,599	8,720	6,315	-	125,194	130,684	5,288	4,037	-	129,433

Hotels
Comparable	5,540	-	738	-	6,278	4,578	-	752	-	5,330	21.0%	17.8%

Total	5,540	-	738	-	6,278	4,578	-	752	-	5,330

Earnings from Commercial Land Sales	2,887	-	-	-	2,887	4,471	850	-	-	3,621
Other (1)	(5,091)	(720)	3,198	-	(1,173)	(10,164)	564	(721)	-	(11,449)

Total Commercial Group
Comparable	241,738	11,176	20,385	-	250,947	238,656	11,285	20,019	-	247,390	1.3%	1.4%

Total	259,622	13,715	21,509	-	267,416	256,238	12,188	15,239	481	259,770

Residential Group
Apartments
Comparable	49,181	1,016	13,693	-	61,858	48,612	884	12,366	-	60,094	1.2%	2.9%

Total	53,357	1,120	15,410	900	68,547	60,646	2,113	14,143	4,259	76,935

Military Housing
Comparable	-	-	-	-	-	-	-	-	-	-

Total	13,002	-	749	-	13,751	20,984	38	454	-	21,400

Other (1)	(1,006)	43	452	-	(597)	(17,140)	72	-	-	(17,212)

Total Residential Group
Comparable	49,181	1,016	13,693	-	61,858	48,612	884	12,366	-	60,094	1.2%	2.9%

Total	65,353	1,163	16,611	900	81,701	64,490	2,223	14,597	4,259	81,123

Total Rental Properties
Comparable	290,919	12,192	34,078	-	312,805	287,268	12,169	32,385	-	307,484	1.3%	1.7%

Total	324,975	14,878	38,120	900	349,117	320,728	14,411	29,836	4,740	340,893

Land Development Group	1,674	206	(148)	-	1,320	2,772	50	165	-	2,887

The Nets
Operations	(17,591)	(6,243)	1,146	-	(10,202)	(18,988)	-	2,949	-	(16,039)
Gain on disposition of partial interest	55,112	23,675	-	-	31,437	-	-	-	-	-

Total	37,521	17,432	1,146	-	21,235	(18,988)	-	2,949	-	(16,039)

Corporate Activities	(21,147)	-	-	-	(21,147)	(22,615)	-	-	-	(22,615)

Grand Total	$343,023	$32,516	$39,118	$900	$350,525	$281,897	$14,461	$32,950	$4,740	$305,126

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects for the six months ended July 31, 2010 were $37 at full consolidation and $2,594 at pro-rata consolidation compared to $17,640 for the six months ended July 31, 2009 at both full and pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Product Type
Pro-Rata Consolidation (dollars in thousands)

NOI by Product Type:	$352,207
The Nets
Operations	(10,202)
Gain on dispostion of partial interest	31,437

Total Nets	21,235

Corporate Activities	(21,147)
Other (1)	(1,770)

Grand Total NOI	$350,525

NOI by Product Type:	$372,441
The Nets
Operations	(16,039)
Gain on dispostion of partial interest	-

Total Nets	(16,039)

Corporate Activities	(22,615)
Other (1)	(28,661)

Grand Total NOI	$305,126

(1)
Other includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Core Market
Pro-Rata Consolidation (dollars in thousands)

NOI by Core Market:	$352,207
The Nets
Operations	(10,202)
Gain on dispostion of partial interest	31,437

Total Nets	21,235

Corporate Activities	(21,147)
Other (1)	(1,770)

Grand Total NOI	$350,525

NOI by Core Market:	$372,441
The Nets
Operations	(16,039)
Gain on dispostion of partial interest	-

Total Nets	(16,039)

Corporate Activities	(22,615)
Other (1)	(28,661)

Grand Total NOI	$305,126

(1)
Other includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Three Months Ended July 31, 2010					Three Months Ended July 31, 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$309,211	$18,532	$80,162	$1,084	$371,925	$313,697	$13,064	$89,241	$2,960	$392,834
Exclude straight-line rent adjustment (1)	(5,959)	-	-	-	(5,959)	(5,225)	-	-	-	(5,225)

Adjusted revenues	303,252	18,532	80,162	1,084	365,966	308,472	13,064	89,241	2,960	387,609

Add interest and other income	16,232	133	(56)	2	16,045	11,594	203	8,908	-	20,299
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-

Add equity in earnings (loss), including impairment of unconsolidated entities	(996)	98	(5,112)	-	(6,206)	(17,438)	(86)	17,733	-	381
Exclude loss on disposition of unconsolidated entities	878	-	(878)	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	2,282	-	(2,282)	-	-	11,903	-	(11,903)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	12,865	-	(12,865)	-	-	11,533	-	(11,533)	-	-

Adjusted total income	389,625	42,438	58,969	1,086	407,242	326,064	13,181	92,446	2,960	408,289

Operating expenses	177,852	11,106	39,807	835	207,388	164,649	5,616	72,992	854	232,879
Add back non-Real Estate depreciation and amortization (b)	1,185	-	-	-	1,185	3,508	-	2,839	-	6,347
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	-	-	-	-	-	121	-	121
Exclude straight-line rent adjustment (2)	(1,417)	-	-	-	(1,417)	(1,611)	-	-	-	(1,611)
Exclude preference payment	(586)	-	-	-	(586)	(586)	-	-	-	(586)

Adjusted operating expenses	177,034	11,106	39,807	835	206,570	165,960	5,616	75,952	854	237,150

Net Operating Income	212,591	31,332	19,162	251	200,672	160,104	7,565	16,494	2,106	171,139

Interest expense	(87,860)	(4,885)	(19,162)	(11)	(102,148)	(79,407)	(3,361)	(16,494)	(809)	(93,349)

Gain (loss) on early extinguishment of debt	1,896	-	-	-	1,896	9,063	-	-	-	9,063

Equity in earnings (loss), including impairment of unconsolidated entities	996	(98)	5,112	-	6,206	17,438	86	(17,733)	-	(381)

Gain on disposition of unconsolidated entities	(878)	-	-	-	(878)	-	-	-	-	-

Impairment of unconsolidated real estate	(2,282)	-	-	-	(2,282)	(11,903)	-	-	-	(11,903)

Depreciation and amortization of unconsolidated entities (see above)	(12,865)	-	12,865	-	-	(11,533)	-	11,533	-	-

Net gain on disposition of partial interests in rental properties	204,269	-	-	1,993	206,262	-	-	-	-	-

Impairment of consolidated real estate	(46,510)	-	-	-	(46,510)	(1,451)	-	-	-	(1,451)

Depreciation and amortization - Real Estate Groups (a)	(59,846)	(2,578)	(12,267)	(254)	(69,789)	(63,383)	(297)	(10,997)	(941)	(75,024)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,602)	(572)	(598)	(5)	(3,633)	(3,422)	(162)	(536)	(27)	(3,823)

Straight-line rent adjustment (1) + (2)	4,542	-	-	-	4,542	3,614	-	-	-	3,614

Preference payment	(586)	-	-	-	(586)	(586)	-	-	-	(586)

Earnings (loss) before income taxes	209,865	23,199	5,112	1,974	193,752	18,534	3,831	(17,733)	329	(2,701)

Income tax provision	(63,813)	-	-	(887)	(64,700)	659	-	-	(128)	531

Equity in earnings (loss), including impairment of unconsolidated entities	(996)	98	(5,112)	-	(6,206)	(17,438)	(86)	17,733	-	381

Earnings (loss) from continuing operations	145,056	23,297	-	1,087	122,846	1,755	3,745	-	201	(1,789)

Discontinued operations, net of tax	5,297	4,210	-	(1,087)	-	209	8	-	(201)	-

Net earnings (loss)	150,353	27,507	-	-	122,846	1,964	3,753	-	-	(1,789)

Noncontrolling interests

Earnings from continuing operations attributable to noncontrolling interests	(23,297)	(23,297)	-	-	-	(3,745)	(3,745)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	(4,210)	(4,210)	-	-	-	(8)	(8)	-	-	-

Noncontrolling interests	(27,507)	(27,507)	-	-	-	(3,753)	(3,753)	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc.	$122,846	$-	$-	$-	$122,846	$(1,789)	$-	$-	$-	$(1,789)

Preferred dividends	(4,107)	-	-	-	(4,107)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc. common shareholders	$118,739	$-	$-	$-	$118,739	$(1,789)	$-	$-	$-	$(1,789)

(a) Depreciation and amortization - Real Estate Groups	$59,846	$2,578	$12,267	$254	$69,789	$63,383	$297	$10,997	$941	$75,024

(b) Depreciation and amortization - Non-Real Estate	1,185	-	-	-	1,185	3,508	-	2,839	-	6,347

Total depreciation and amortization	$61,031	$2,578	$12,267	$254	$70,974	$66,891	$297	$13,836	$941	$81,371

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,602	$572	$598	$5	$3,633	$3,422	$162	$536	$27	$3,823
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	-	-	-	-	-	121	-	121

Total amortization of mortgage procurement costs	$3,602	$572	$598	$5	$3,633	$3,422	$162	$657	$27	$3,944

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands) (continued)

	Six Months Ended July 31, 2010					Six Months Ended July 31, 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$589,433	$31,624	$153,635	$2,506	$713,950	$623,715	$25,407	$163,736	$6,708	$768,752
Exclude straight-line rent adjustment (1)	(10,239)	-	-	-	(10,239)	(9,624)	-	-	(12)	(9,636)

Adjusted revenues	579,194	31,624	153,635	2,506	703,711	614,091	25,407	163,736	6,696	759,116

Add interest and other income	23,047	1,032	14,760	4	36,779	18,402	343	25,761	-	43,820
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-

Add equity in earnings (loss), including impairment of unconsolidated entities	(18,120)	(6,346)	5,841	-	(5,933)	(33,304)	(68)	33,685	-	449
Exclude loss on disposition of unconsolidated entities	830	-	(830)	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	15,181	-	(15,181)	-	-	21,463	-	(21,463)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	24,717	-	(24,717)	-	-	22,461	-	(22,461)	-	-

Adjusted total income	679,961	49,985	133,508	2,510	765,994	643,113	25,682	179,258	6,696	803,385

Operating expenses	338,015	17,469	93,443	1,610	415,599	358,674	11,221	136,070	1,956	485,479
Add back non-Real Estate depreciation and amortization (b)	2,753	-	878	-	3,631	6,960	-	9,997	-	16,957
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	69	-	69	-	-	241	-	241
Exclude straight-line rent adjustment (2)	(2,659)	-	-	-	(2,659)	(3,247)	-	-	-	(3,247)
Exclude preference payment	(1,171)	-	-	-	(1,171)	(1,171)	-	-	-	(1,171)

Adjusted operating expenses	336,938	17,469	94,390	1,610	415,469	361,216	11,221	146,308	1,956	498,259

Net Operating Income	343,023	32,516	39,118	900	350,525	281,897	14,461	32,950	4,740	305,126

Interest expense	(170,721)	(10,018)	(39,118)	(118)	(199,939)	(170,318)	(6,787)	(32,774)	(1,922)	(198,227)

Gain (loss) on early extinguishment of debt	8,193	-	-	-	8,193	9,063	-	(176)	-	8,887

Equity in earnings (loss), including impairment of unconsolidated entities	18,120	6,346	(5,841)	-	5,933	33,304	68	(33,685)	-	(449)

Gain on disposition of unconsolidated entities	(830)	-	-	-	(830)	-	-	-	-	-

Impairment of unconsolidated real estate	(15,181)	-	-	-	(15,181)	(21,463)	-	-	-	(21,463)

Depreciation and amortization of unconsolidated entities (see above)	(24,717)	-	24,717	-	-	(22,461)	-	22,461	-	-

Net gain on disposition of partial interests in rental properties	205,135	-	-	1,993	207,128	-	-	-	4,548	4,548

Impairment of consolidated real estate	(46,510)	-	-	-	(46,510)	(2,575)	-	-	-	(2,575)

Depreciation and amortization - Real Estate Groups (a)	(119,821)	(4,349)	(23,635)	(636)	(139,743)	(125,441)	(1,685)	(21,419)	(1,977)	(147,152)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(6,261)	(661)	(1,082)	(13)	(6,695)	(7,066)	(322)	(1,042)	(59)	(7,845)

Straight-line rent adjustment (1) + (2)	7,580	-	-	-	7,580	6,377	-	-	12	6,389

Preference payment	(1,171)	-	-	-	(1,171)	(1,171)	-	-	-	(1,171)

Earnings (loss) before income taxes	196,839	23,834	(5,841)	2,126	169,290	(19,854)	5,735	(33,685)	5,342	(53,932)

Income tax provision	(55,128)	-	-	(945)	(56,073)	23,087	-	-	(2,072)	21,015

Equity in earnings (loss), including impairment of unconsolidated entities	(18,120)	(6,346)	5,841	-	(5,933)	(33,304)	(68)	33,685	-	449

Earnings (loss) from continuing operations	123,591	17,488	-	1,181	107,284	(30,071)	5,667	-	3,270	(32,468)

Discontinued operations, net of tax	5,398	4,217	-	(1,181)	-	3,289	19	-	(3,270)	-

Net earnings (loss)	128,989	21,705	-	-	107,284	(26,782)	5,686	-	-	(32,468)

Noncontrolling interests

Earnings from continuing operations attributable to noncontrolling interests	(17,488)	(17,488)	-	-	-	(5,667)	(5,667)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	(4,217)	(4,217)	-	-	-	(19)	(19)	-	-	-

Noncontrolling interests	(21,705)	(21,705)	-	-	-	(5,686)	(5,686)	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc.	$107,284	$-	$-	$-	$107,284	$(32,468)	$-	$-	$-	$(32,468)

Preferred dividends	(4,107)	-	-	-	(4,107)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc. common shareholders	$103,177	$-	$-	$-	$103,177	$(32,468)	$-	$-	$-	$(32,468)

(a) Depreciation and amortization - Real Estate Groups	$119,821	$4,349	$23,635	$636	$139,743	$125,441	$1,685	$21,419	$1,977	$147,152

(b) Depreciation and amortization - Non-Real Estate	2,753	-	878	-	3,631	6,960	-	9,997	-	16,957

Total depreciation and amortization	$122,574	$4,349	$24,513	$636	$143,374	$132,401	$1,685	$31,416	$1,977	$164,109

(c) Amortization of mortgage procurement costs - Real Estate Groups	$6,261	$661	$1,082	$13	$6,695	$7,066	$322	$1,042	$59	$7,845
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	69	-	69	-	-	241	-	241

Total amortization of mortgage procurement costs	$6,261	$661	$1,151	$13	$6,764	$7,066	$322	$1,283	$59	$8,086

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Results of Operations
Net Earnings (Loss) Attributable to Forest City Enterprises, Inc. — Net earnings (loss) attributable to Forest City Enterprises, Inc. for the three months ended July 31, 2010 was $122,846,000 versus $(1,789,000) for the three months ended July 31, 2009. Although we have substantial recurring revenue from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior comparable period is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$125,047,000 ($204,269,000, pre-tax) related to the 2010 gain on disposition of partial interests in seven mixed-use University Park life science properties in Cambridge, Massachusetts, related to the formation of a new joint venture with an outside partner;

•	$19,245,000 ($31,437,000, pre-tax) related to the 2010 gain on disposition of partial interest in The Nets;

•
$6,218,000 ($10,157,000, pre-tax, which includes $91,000 for unconsolidated entities) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits;

•	$1,161,000 ($1,896,000, pre-tax) related to the 2010 gain on early extinguishment of debt on the purchase of a portion of our senior notes due 2011 and 2017; and

•	$1,099,000 ($1,992,000, pre-tax) related to the 2010 gain on disposition of 101 San Fernando, an apartment community in San Jose, California.
These increases were partially offset by the following decreases, net of tax and noncontrolling interest:
•	$21,694,000 ($35,438,000, pre-tax) related to the 2010 increase in impairment charges of consolidated and unconsolidated entities;

•	$5,548,000 ($9,063,000, pre-tax) primarily related to the 2009 early extinguishment of nonrecourse mortgage debt at Gladden Farms, a land development project located in Marana, Arizona; and

•	$3,920,000 ($6,030,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado.
Net earnings (loss) attributable to Forest City Enterprises, Inc. for the six months ended July 31, 2010 was $107,284,000 versus $(32,468,000) for the six months ended July 31, 2009. This variance is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$107,615,000 ($175,793,000, pre-tax) related to the 2010 gain on disposition of partial interests in seven mixed-use University Park life science properties related to the formation of a new joint venture with an outside partner;

•	$19,245,000 ($31,437,000, pre-tax) related to the 2010 gain on disposition of partial interest in The Nets;

•
$17,731,000 ($29,342,000, pre-tax) related to the 2010 gain on disposition of partial interests in The Grand, Lenox Club and Lenox Park, apartment communities in North Bethesda, Maryland, Arlington, Virginia and Silver Spring, Maryland, respectively, related to the formation of a new joint venture with an outside partner;

•	$9,211,000 ($15,046,000, pre-tax) of decreased write-offs of abandoned development projects in 2010 compared to 2009, which includes $2,557,000 for unconsolidated entities;

•	$5,843,000 ($9,545,000, pre-tax) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits;

•
$5,016,000 ($8,193,000, pre-tax) related to the 2010 gain on early extinguishment of debt on the exchange of a portion of our Senior Notes due 2011, 2015 and 2017 for a new issue of Series A preferred stock and purchase of a portion of our Senior Notes due 2011 and 2017; and

•	$1,099,000 ($1,992,000, pre-tax) related to the 2010 gain on disposition of 101 San Fernando.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
These increases were partially offset by the following decreases, net of tax and noncontrolling interest:
•	$23,050,000 ($37,653,000, pre-tax) related to the 2010 increase in impairment charges of consolidated and unconsolidated entities;

•	$5,440,000 ($8,887,000, pre-tax, which includes $176,000 for unconsolidated entities) primarily related to the 2009 early extinguishment of nonrecourse mortgage debt at Gladden Farms;

•	$4,634,000 ($7,188,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado; and

•	$2,784,000 ($4,548,000, pre-tax) related to the 2009 gain on disposition of Grand Avenue, a specialty retail center in Queens, New York.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation — Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended July 31, 2010 was $172,114,000 compared to $172,421,000 for the three months ended July 31, 2009, a 0.2% decrease. NOI for the six months ended July 31, 2010 was $324,975,000 compared to $320,728,000 for the six months ended July 31, 2009, a 1.3% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 49-60.
Pro-Rata Consolidation — Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended July 31, 2010 was $183,920,000 compared to $181,560,000 for the three months ended July 31, 2009, a 1.3% increase. NOI for the six months ended July 31, 2010 was $349,117,000 compared to $340,893,000 for the six months ended July 31, 2009, a 2.4% increase.
Comparable NOI increased 2.9% for the three months ended July 31, 2010 compared to the prior year. Retail, office and hotel comparable NOI increased 3.2%, 1.6% and 7.9%, respectively, and our residential portfolio increased 3.8%. Comparable NOI increased 1.7% for the six months ended July 31, 2010 compared to the prior year. Retail, office and hotel comparable NOI increased 0.9%, 1.3% and 17.8%, respectively, and our residential portfolio increased 2.9%.
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment which is classified as noncontrolling interest expense on our Consolidated Statement of Operations; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative or retrospective effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
EBDT is reconciled to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, on page 24. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended July 31, 2010 increased by $10,077,000 or 10.6% to $105,560,000 from $95,483,000 for the three months ended July 31, 2009. Our Commercial and Residential Segments combined provided a pre-tax EBDT decrease of $11,876,000. This is primarily the result of the comparative decrease in fair market value of derivatives which were marked to market through interest expense of $11,863,000, the decrease in military housing of $6,619,000, reduced EBDT from properties sold of $7,124,000 and increased interest expense on our mature portfolio of $3,718,000. These decreases in the portfolio were partially offset by increased income recognized on the sale of state and federal Historic Preservation, Brownfield and New Market tax credits of $10,157,000, increased NOI on our mature portfolio of $4,416,000 and the ramp up of new properties of $2,184,000.
Our Land Segment provided a pre-tax EBDT decrease of $8,753,000, primarily due to the 2009 gain on early extinguishment of nonrecourse mortgage debt of $9,466,000 for debt forgiveness at Gladden Farms which did not recur in 2010.
The Nets provided a pre-tax EBDT increase of $32,603,000, primarily due to the gain on disposition of partial interest of $31,437,000.
Corporate pre-tax EBDT increased $1,593,000. This pre-tax EBDT increase includes decreased interest expense of $3,423,000 and gain on early extinguishment of debt related to the repurchase of our Senior Notes of $1,896,000 partially offset by increased company-wide severance and outplacement costs in 2010 compared to 2009 of $2,200,000.
EBDT was unfavorably impacted by a smaller tax benefit of $3,490,000 compared to prior year.
Our EBDT for the six months ended July 31, 2010 increased by $38,940,000 or 28.4% to $176,027,000 from $137,087,000 for the six months ended July 31, 2009. Our Commercial and Residential Segments combined provided a pre-tax EBDT decrease of $2,648,000. This is primarily the result of reduced EBDT from properties sold of $13,263,000, decreased EBDT from the comparative decrease in fair market value of derivatives which were marked to market through interest expense of $9,495,000, the decrease in military housing of $7,911,000 and increased interest expense on our mature portfolio of $4,963,000. These decreases in the portfolio were partially offset by decreased write-offs of abandoned development projects of $15,046,000, increased income recognized on the sale of state and federal Historic Preservation, Brownfield and New Market tax credits of $9,545,000, increased NOI on our mature portfolio of $5,321,000 and the ramp up of new properties of $3,214,000.
Our Land Segment provided a pre-tax EBDT decrease of $11,225,000, primarily due to the 2009 gain on early extinguishment of nonrecourse mortgage debt of $9,466,000 for debt forgiveness at Gladden Farms which did not recur in 2010.
The Nets provided a pre-tax EBDT increase of $39,077,000, primarily due to the gain on disposition of partial interest of $31,437,000 and decreased losses of $7,640,000 due to reduced amortization of intangible assets related to the purchase of the team.
Corporate pre-tax EBDT increased $17,789,000. This pre-tax EBDT increase includes gain on early extinguishment of debt related to the exchange and repurchase of a portion of our Senior Notes of $8,193,000, decreased interest expense of $8,128,000 and decreased company-wide severance and outplacement costs in 2010 compared to 2009 of $5,345,000.
EBDT was unfavorably impacted by a smaller tax benefit of $4,053,000 compared to prior year.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

EBDT Bridge
2010 2nd QTR vs. 2009 2nd QTR
Variances are pre-tax in millions with taxes shown separately
EBDT Increase
EBDT Decrease
110.0
100.0
90.0
80.0
70.0
95.5
10.2
4.4
2.2
0.6
3.7
7.1
6.6
11.9
0.7
9.5
31.4
1.2
3.4
1.9
1.5
2.2
3.4
105.6
Combined Commercial and Residential Segments were down $11.9 million
Land Segment was down $8.8 million
Nets Segment was up $32.6 million
Corporate was up $1.6 million
2009 2nd QTR
Tax credit income
NOI on mature portfolio
New property openings
Other
Interest on mature portfolio
Property sales
Military Housing
Hedging Income/Loss
Land operations
Gain on early extinguishment of debt
Gain on disposition of partial interests
Nets operations
Corporate interest
Gain on early extinguishment of debt
Corporate activities
Increased severance costs
Taxes
2010 2nd QTR

This graph reflects earnings before depreciation, amortization and deferred taxes ("EBDT") a non-GAAP measure. For a more thorough discussion of the Company's use of EBDT and a reconciliation of EBDT to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, please see pages 21-22 and 25-26.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

EBDT Bridge
2010 July YTD vs. 2009 July YTD
Variances are pre-tax in millions with taxes shown separately
EBDT Increase
EBDT Decrease
185.0
175.0
165.0
155.0
145.0
135.0
125.0
115.0
137.1
15.0
9.5
5.3
3.2
5.0
7.9
9.5
13.3
1.7
9.5
31.4
7.7
8.2
8.1
5.3
3.8
4.1
176.0
Combined Commercial and Residential Segments were down $2.7 million
Land Segment was down $11.2 million
Nets Segment was up $39.1 million
Corporate was up $17.8 million
2009 July YTD
Project write-offs
Tax credit income
NOI on mature portfolio
New property openings
Interest on mature portfolio
Military Housing
Hedging Income/Loss
Property sales
Land operations
Gain on early extinguishment of debt
Gain on disposition of partial interests
Nets operations
Gain on early extinguishment of debt
Corporate interest
Reduced severance costs
Corporate activities
Taxes
2010 July YTD

This graph reflects earnings before depreciation, amortization and deferred taxes ("EBDT") a non-GAAP measure. For a more thorough discussion of the Company's use of EBDT and a reconciliation of EBDT to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, please see pages 21-22 and 25-26.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Summary of EBDT — The information in the following tables present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
     Reconciliation of Net Earnings (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)

	Three Months Ended July 31,		Six Months Ended July 31,
	2010	2009	2010	2009
	(in thousands)		(in thousands)

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$122,846	$(1,789)	$107,284	$(32,468)
Depreciation and amortization – Real Estate Groups (4)	69,789	75,024	139,743	147,152
Amortization of mortgage procurement costs – Real Estate Groups (4)	3,633	3,823	6,695	7,845
Deferred income tax expense – Real Estate Groups (5)	47,985	8,099	37,742	(3,499)
Current income tax expense on non-operating earnings: (5)
Net gain on disposition of partial interests in rental properties	20,732	-	35,224	-
Gain on disposition included in discontinued operations	115	-	115	3,785
Gain on disposition of unconsolidated entities	1,008	-	240	-

Straight-line rent adjustment (2)	(4,542)	(3,614)	(7,580)	(6,389)
Preference payment (3)	586	586	1,171	1,171
Impairment of consolidated real estate	46,510	1,451	46,510	2,575
Impairment of unconsolidated real estate	2,282	11,903	15,181	21,463
Net gain on disposition of partial interests in rental properties	(204,269)	-	(205,135)	-
Loss on disposition of unconsolidated entities	878	-	830	-
Discontinued operations: (1)
Gain on disposition of rental properties	(6,204)	-	(6,204)	(4,548)
Noncontrolling interest - Gain on disposition	4,211	-	4,211	-

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)	$105,560	$95,483	$176,027	$137,087

EBDT Per Share
Numerator:
EBDT	$105,560	$95,483	$176,027	$137,087
If-Converted Method (Pro forma numerator adjustment for interest, net of tax):
3.625% Puttable Senior Notes due 2014	1,110	-	2,219	-
5% Puttable Senior Notes due 2016	1,530	-	3,061	-

EBDT for per share data	$108,200	$95,483	$181,307	$137,087

Denominator
Weighted average shares outstanding - Basic	155,456,575	144,547,045	155,405,179	124,074,311
Effect of stock options and restricted stock	442,299	1,000	468,164	8,245
Effect of convertible preferred stock	14,550,257	-	11,656,283	-
Effect of convertible debt	28,133,038	-	28,133,038	-
Effect of convertible Class A Common Units	3,646,755	3,646,755	3,646,755	3,646,755

Weighted average shares outstanding - Diluted	202,228,924	148,194,800	199,309,419	127,729,311

EBDT Per Share	$0.54	$0.64	$0.91	$1.07

EBDT Per Share Quarterly Historical Trends	Three Months Ended
	July 31, 2010	April 30, 2010	January 31, 2010	October 31, 2009	July 31, 2009

Numerator:
EBDT	$105,560	$70,467	$78,407	$85,612	$95,483
If-Converted Method (Pro forma numerator adjustment for interest, net of tax):
3.625% Puttable Senior Notes due 2014	1,110	1,110	1,110	308	-
5% Puttable Senior Notes due 2016	1,530	1,530	1,531	102	-

EBDT for per share data	$108,200	$73,107	$81,048	$86,022	$95,483

Denominator
Weighted average shares outstanding - Basic	155,456,575	155,352,050	155,324,478	155,314,676	144,547,045
Effect of stock options and restricted stock	442,299	494,029	349,428	229,638	1,000
Effect of convertible preferred stock	14,550,257	8,664,761	-	-	-
Effect of convertible debt	28,133,038	28,133,038	28,133,038	4,675,503	-
Effect of convertible Class A Common Units	3,646,755	3,646,755	3,646,755	3,646,755	3,646,755

Weighted average shares outstanding - Diluted	202,228,924	196,290,633	187,453,699	163,866,572	148,194,800

EBDT Per Share	$0.54	$0.37	$0.43	$0.52	$0.64

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

(1)	All earnings of properties which have been sold or are held for sale are reported as discontinued operations assuming no significant continuing involvement.

(2)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to accounting for leases. The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(3)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Companies portfolio.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended July 31,		Six Months Ended July 31,		Three Months Ended July 31,		Six Months Ended July 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Full Consolidation	$61,031	$66,891	$122,574	$132,401	$3,602	$3,422	$6,261	$7,066
Non-Real Estate	(1,185)	(3,508)	(2,753)	(6,960)	-	-	-	-

Real Estate Groups Full Consolidation	59,846	63,383	119,821	125,441	3,602	3,422	6,261	7,066
Real Estate Groups related to noncontrolling interest	(2,578)	(297)	(4,349)	(1,685)	(572)	(162)	(661)	(322)
Real Estate Groups Unconsolidated	12,267	10,997	23,635	21,419	598	536	1,082	1,042
Real Estate Groups Discontinued Operations	254	941	636	1,977	5	27	13	59

Real Estate Groups Pro-Rata Consolidation	$69,789	$75,024	$139,743	$147,152	$3,633	$3,823	$6,695	$7,845

(5)	The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended July 31,		Six Months Ended July 31,
	2010	2009	2010	2009
	(in thousands)		(in thousands)
(A) Operating earnings
Current	$(16,632)	$(6,089)	$(23,556)	$(13,456)
Deferred	20,608	10,609	23,143	(309)

	3,976	4,520	(413)	(13,765)

(B) Impairment of consolidated and unconsolidated real estate
Deferred - Consolidated real estate	(18,038)	(563)	(18,038)	(999)
Deferred - Unconsolidated real estate	(884)	(4,616)	(5,887)	(8,323)

	(18,922)	(5,179)	(23,925)	(9,322)

(C) Net gain on disposition of partial interests in rental properties
Current	20,732	-	35,224	-
Deferred	58,369	-	44,565	-

	79,101	-	79,789	-

(D) Gain on disposition of unconsolidated entities
Current	1,008	-	240	-
Deferred	(1,350)	-	(563)	-

	(342)	-	(323)	-

Subtotal (A) (B) (C) (D)
Current	5,108	(6,089)	11,908	(13,456)
Deferred	58,705	5,430	43,220	(9,631)

Income tax expense	63,813	(659)	55,128	(23,087)

(E) Discontinued operations
Operating earnings
Current	(298)	(18)	(349)	10
Deferred	291	146	400	298

	(7)	128	51	308

Gain on disposition of rental properties
Current	115	-	115	3,785
Deferred	779	-	779	(2,021)

	894	-	894	1,764

	887	128	945	2,072

Grand Total (A) (B) (C) (D) (E)
Current	4,925	(6,107)	11,674	(9,661)
Deferred	59,775	5,576	44,399	(11,354)

	$64,700	$(531)	$56,073	$(21,015)

Recap of Grand Total:
Real Estate Groups
Current	$11,537	$(4,290)	$20,056	$(4,209)
Deferred	47,985	8,099	37,742	(3,499)

	59,522	3,809	57,798	(7,708)

Non-Real Estate Groups
Current	(6,612)	(1,817)	(8,382)	(5,452)
Deferred	11,790	(2,523)	6,657	(7,855)

	5,178	(4,340)	(1,725)	(13,307)

Grand Total	$64,700	$(531)	$56,073	$(21,015)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of July 31, 2010

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2010	188	373,508	2.87%	$10,222,153	3.50%	$34.22
2011	348	1,217,174	9.35	28,309,393	9.70	28.21
2012	257	960,334	7.38	23,219,384	7.95	28.19
2013	261	1,048,939	8.06	26,160,853	8.96	28.04
2014	225	1,038,884	7.98	21,940,710	7.51	27.26
2015	198	887,065	6.81	20,455,192	7.01	27.55
2016	220	1,211,054	9.30	33,299,400	11.40	36.95
2017	146	991,974	7.62	22,112,958	7.57	26.18
2018	158	714,067	5.48	17,453,071	5.98	26.06
2019	120	1,019,109	7.83	23,156,729	7.93	24.83
2020	83	719,561	5.53	14,795,704	5.07	27.79
Thereafter	94	2,838,784	21.79	50,858,201	17.42	22.45

Total	2,298	13,020,453	100.00%	$291,983,748	100.00%	$27.24

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of July 31, 2010

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2010	54	713,865	6.03%	$17,321,090	5.65%	$28.22
2011	78	712,020	6.02	13,886,079	4.53	26.16
2012	90	1,126,287	9.52	26,500,845	8.65	30.37
2013	80	1,186,476	10.03	27,381,710	8.94	24.56
2014	50	959,450	8.11	18,168,396	5.93	30.36
2015	25	393,479	3.33	6,961,479	2.27	20.35
2016	23	439,573	3.72	9,783,160	3.19	24.29
2017	23	365,166	3.09	8,862,349	2.89	27.38
2018	17	1,060,246	8.96	30,258,173	9.88	32.44
2019	18	706,619	5.97	12,698,143	4.15	25.61
2020	12	989,651	8.37	27,239,639	8.89	34.02
Thereafter	35	3,177,275	26.85	107,257,126	35.03	38.24

Total	505	11,830,107	100.00%	$306,318,189	100.00%	$31.07

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of July 31, 2010

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Bass Pro Shops, Inc.	3	510,855	3.92%
Regal Entertainment Group	5	381,461	2.93
AMC Entertainment, Inc.	5	377,797	2.90
TJX Companies	11	347,457	2.67
The Gap	24	309,701	2.38
The Home Depot	2	282,000	2.17
Dick’s Sporting Goods	5	257,486	1.98
The Limited	39	233,010	1.79
Abercrombie & Fitch Stores, Inc.	29	212,480	1.63
Best Buy	5	161,053	1.24
Footlocker, Inc.	38	145,081	1.11
Pathmark Stores, Inc.	2	123,500	0.95
American Eagle Outfitters	17	97,862	0.75

Subtotal	185	3,439,743	26.42

All Others	2,113	9,580,710	73.58

Total	2,298	13,020,453	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of July 31, 2010
(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	865,185	7.31%
Millennium Pharmaceuticals, Inc.	653,606	5.52
U.S. Government	614,218	5.19
District of Columbia	545,465	4.61
Morgan Stanley & Co.	444,685	3.76
Securities Industry Automation Corp.	433,971	3.67
Wellchoice, Inc.	392,514	3.32
JP Morgan Chase & Co.	385,254	3.26
Forest City Enterprises, Inc. (1)	366,034	3.09
Bank of New York	323,043	2.73
National Grid	254,034	2.15
Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.63
Covington & Burling, LLP	160,565	1.36
Seyfarth Shaw, LLP	96,909	0.82

Subtotal	5,728,732	48.42

All Others	6,101,375	51.58

Total	11,830,107	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Openings and Acquisitions as of September 8, 2010

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Opened /	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of		Leasable	Lease
Property	Location	Acq (A)	Acquired	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units		Area	Commitment % (h)

2010 (4)						(in millions)

Retail Centers:
Village at Gulfstream Park (d)	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	$0.0	$210.6	$105.3	511,000	(i)	511,000	73%
East River Plaza (d) (e)	Manhattan, NY	D	Q2-10	35.0%	50.0%	0.0	390.6	195.3	527,000		527,000	95%

						$0.0	$601.2	$300.6	1,038,000		1,038,000

Office:
Waterfront Station:	Washington, D.C.	D	Q1-10	45.0%	45.0%
East 4th & West 4th Buildings						$241.5	$241.5	$108.7
Land and master planning						85.2	85.2	38.3

						$326.7	$326.7	$147.0	631,000	(j)		99%

Residential:
Presidio Landmark	San Francisco, CA	D	Q3-10	100.0%	100.0%	$108.5	$108.5	$108.5	161			1%

Total 2010 (f)						$435.2	$1,036.4	$556.1

Prior Two Years Openings (17)
Retail Centers:
Promenade in Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$112.8	$112.8	$112.8	127,000		127,000	80%
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	147.6	147.6	147.6	980,000		565,000	80%
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0%	146.4	146.4	146.4	642,000		352,000	93%
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	66.1	66.1	66.1	800,000		294,000	77%

						$472.9	$472.9	$472.9	2,549,000		1,338,000

Office:
818 Mission Street (d)	San Francisco, CA	A	Q1-08	50.0%	50.0%	$0.0	$15.6	$7.8	28,000			23%
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	87.3	87.3	66.9	279,000			81%
Mesa del Sol Town Center (d)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	0.0	16.6	7.9	74,000			16%
Mesa del Sol - Fidelity (d) (g)	Albuquerque, NM	D	Q4-08/Q3-09	47.5%	47.5%	0.0	23.3	11.1	210,000			100%

						$87.3	$142.8	$93.7	591,000

Residential:
North Church Towers	Parma Heights, OH	A	Q3-09	100.0%	100.0%	4.9	$4.9	$4.9	399			86%
DKLB BKLN (formerly 80 Dekalb) (g)	Brooklyn, NY	D	Q4-09/10	80.0%	100.0%	156.1	156.1	156.1	365			91%
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	35.2	35.2	35.2	131			91%
Uptown Apartments (d) (g)	Oakland, CA	D	Q1-08/Q4-08	50.0%	50.0%	0.0	177.2	88.6	665			89%
Mercantile Place on Main (g)	Dallas, TX	D	Q1-08/Q4-08	100.0%	100.0%	85.1	85.1	85.1	366			82%
Barrington Place (d)	Raleigh, NC	A	Q3-08	49.0%	49.0%	0.0	23.7	11.6	274			88%
Legacy Arboretum (d)	Charlotte, NC	A	Q3-08	49.0%	49.0%	0.0	23.1	11.3	266			89%
Hamel Mill Lofts (g)	Haverhill, MA	D	Q4-08/Q2-09	100.0%	100.0%	75.6	75.6	75.6	305			78%
Legacy Crossroads (d) (g)	Cary, NC	A/D	Q4-08/Q3-09	50.0%	50.0%	0.0	34.4	17.2	344			94%

						$356.9	$615.3	$485.6	3,115

Total Prior Two Years Openings and Acquisitions (k)						$917.1	$1,231.0	$1,052.2

Total 2009						273.8	273.8	273.8

Total 2008						643.3	957.2	778.4

						$917.1	$1,231.0	$1,052.2

See footnotes on page 32.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Projects Under Construction as of September 8, 2010 (4)

										Cost at FCE
						Pro-Rata		Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Anticipated	FCE Legal		FCE % (a)		Consolidation	at 100%	(Non-GAAP) (c)	No. of	Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (a)		(1)		(GAAP) (b)	(2)	(1) X (2)	Units	Area		Commitment %

								(in millions)

Retail Centers:
Ridge Hill (g)	Yonkers, NY	D	2011/2012	70.0%		100.0%		$798.7	$798.7	$798.7	1,336,000	1,336,000	(n)	31%

Residential:
Beekman (g)	Manhattan, NY	D	Q1-11/12	49.0%		70.0%		$875.7	$875.7	$613.0	904
The Yards - Foundry Lofts	Washington, D.C.	D	Q4-11	100.0%		100.0%		59.2	59.2	59.2	170

								$934.9	$934.9	$672.2	1,074

Arena:
Barclays Center (l)	Brooklyn, NY	D	2012	26.6%		26.6%		$904.3	$904.3	$240.5	670,000	18,000 seats	(o)	51	%(q)

Total Under Construction (m)								$2,637.9	$2,637.9	$1,711.4

Fee Development:											Sq. ft.

Las Vegas City Hall	Las Vegas, NV	D	Q1-12	-	(p)	-	(p)	$0.0	$146.2	$0.0	270,000

FOOTNOTES

(a)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(e)
The cost of the property also includes construction of the 1,248-space parking garage and structural upgrades to accommodate a possible future residential project above the retail center. This also includes Costco which opened Q4-09.

(f)
The difference between the full consolidation cost amount (GAAP) of $435.2 million to the Company’s pro-rata share (a non-GAAP measure) of $556.1 million consists of a reduction to full consolidation for noncontrolling interest of $179.7 million of cost and the addition of its share of cost for unconsolidated investments of $300.6 million.

(g)	Phased-in openings. Costs are representative of the total project.

(h)	The lease percentage for the residential properties represents the occupancy as of July 31, 2010.

(i)	Includes 89,000 square feet of office space. Excluding the office space from the calculation of the leased percentage would result in the leased percentage being 79%.

(j)	Includes 85,000 square feet of retail space.

(k)
The difference between the full consolidation cost amount (GAAP) of $917.1 million to the Company’s pro-rata share (a non-GAAP measure) of $1,052.2 million consists of a reduction to full consolidation for noncontrolling interest of $20.4 million of cost and the addition of its share of cost for unconsolidated investments of $155.5 million.

(l)	The stated ownership in the arena reflects the transaction with entities controlled by Mikhail Prokhorov.

(m)
The difference between the full consolidation cost amount (GAAP) of $2,637.9 million to the Company’s pro-rata share (a non-GAAP measure) of $1,711.4 million consists of a reduction to full consolidation for noncontrolling interest of $926.5 million.

(n)	Includes 162,000 square feet of office space.

(o)	The Nets, a member of the NBA, has a 37 year license agreement to use the arena.

(p)	This is a fee development project, owned by the City of Las Vegas. Therefore, these costs are not included on the full consolidation or pro-rata balance sheet.

(q)
Represents the percentage of forecasted contractually obligated arena income that is under contract. Contractually obligated income, which includes revenue from naming rights, sponsorships, suite licenses, Nets minimum rent and food concession agreements, accounts for 72% of total forecasted revenues for the Arena.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Equity Requirements for Projects Under Construction (a)
As of September 8, 2010

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
	100%	at 100%	(GAAP) (b)	Interest	at Pro-Rata	(Non-GAAP) (c)

	(dollars in millions)
Total Cost Under Construction	$2,637.9	$-	$2,637.9	$926.5	$-	$1,711.4
Total Loan Draws and Other Sources at Completion (d)	1,739.6	-	1,739.6	524.8	-	1,214.8

Net Equity at Completion	$898.3	$-	$898.3	$401.7	$-	$496.6

Net Costs Incurred to Date (e)	$1,529.5	$-	$1,529.5	$434.5	$-	$1,095.0
Loan Draws and Other Sources to Date (e)	831.2	-	831.2	170.5	-	660.7

Net Equity to Date (e)	$698.3	$-	$698.3	$264.0	$-	$434.3

% of Total Equity	78%		78%			87%

Remaining Costs	$1,108.4	$-	$1,108.4	$492.0	$-	$616.4
Remaining Loan Draws and Other Sources (f)	908.4	-	908.4	354.3	-	554.1

Remaining Equity	$200.0	$-	$200.0	$137.7	$-	$62.3

% of Total Equity	22%		22%			13%

(a)	This schedule includes only the four properties listed on the previous page. This does not include costs associated with phased-in units, operating property renovations and military housing.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)	“Other Sources” includes estimates of third party subsidies and tax credit proceeds. The timing and the amounts may differ from our estimates.

(e)	Reflects activity through July 31, 2010.

(f)
One of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $45.0 million at 100% and at full consolidation, and $31.5 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Projects Under Development
July 31, 2010
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our “shadow pipeline” which are crucial to our long-term growth. While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex, projects to fruition when there is demand and available construction financing. The projects listed below represent pro-rata costs of $554.2 million ($825.5 million at full consolidation) of Projects Under Development (“PUD”) on our balance sheet and pro-rata mortgage debt of $111.8 million ($190.7 million at full consolidation).
1) Atlantic Yards — Brooklyn, NY
Atlantic Yards is adjacent to the state-of-the art arena, the Barclays Center, which is designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction. In addition, Atlantic Yards will feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
2) The Yards — Washington, D.C.
The Yards is a 42-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in Southeast D.C. The full development is expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space. The Yards will also feature a 5.5-acre publicly funded public park that will be a gathering place and recreational focus for the community. The first residential building, Foundry Lofts, commenced construction in Q3 2010.
3) LiveWork Las Vegas — Las Vegas, NV
LiveWork Las Vegas is a mixed-use project on a 12.7-acre parcel in downtown Las Vegas. At full build-out, the project will have a new 260,000-square-foot City Hall for Las Vegas, a fee development project, and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail.
4) Colorado Science + Technology Park at Fitzsimons — Aurora, CO
The 184-acre Colorado Science + Technology Park at Fitzsimons is rapidly becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of Colorado at Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates; build-to-suit office and research sites; and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700-acre Stapleton mixed-used development.
5) The Science + Technology Park at Johns Hopkins — Baltimore, MD
The 31-acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex. Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North Wolfe Street, a 279,000-square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences.
6) Waterfront Station — Washington, D.C.
Located in Southwest Washington, Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 1.2 million square feet of office space, an estimated 750 residential units and 125,000 square feet of stores and restaurants. The project’s first two government office buildings, which have been designed to meet LEED Silver standards, total 631,000 square feet of office, opened in Q1 2010, and included ground-level retail space. The office component is fully leased to the District of Columbia for governmental offices and the retail space is also substantially leased.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Military Housing
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services. The following phases still have a percentage of units under construction:

		Anticipated	FCE	Cost at Full	Total Cost
Property	Location	Opening	Pro-Rata %	Consolidation	at 100%	No. of Units

				(in millions)

Military Housing - (7)
Navy Midwest	Chicago, IL	2006-2010	*	$0.0	$248.8	1,658
Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	280.5	2,986
Midwest Millington	Memphis, TN	2008-2010	*	0.0	37.0	318
Marines, Hawaii Increment II	Honolulu, HI	2007-2011	*	0.0	293.3	1,175
Navy, Hawaii Increment III	Honolulu, HI	2007-2011	*	0.0	535.1	2,520
Air Force Academy	Colorado Springs, CO	2007-2013	50.0%	0.0	69.5	427
Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	364.0	971

Total Military Housing				$0.0	$1,828.2	10,055

*	The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.
Recent commitment but not yet closed
Air Force — Southern Group was awarded on August 30, 2010. We are currently in exclusive negotiations with the Air Force. This project is expected to include 2,185 end state units at four Air Force bases in Sumter, SC, Manchester, TN, Charleston, SC and Biloxi, MS. There are 330 financially excluded units that will not be encumbered by debt and which may be removed from the end state at the sole discretion of the Air Force. The financial closing of the project and commencement of construction are expected in early 2011.
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements. NOI from development and development incentive fees is $1,705,000 and $3,318,000 for the three and six months ended July 31, 2010, respectively, and $3,016,000 and $5,831,000 for the three and six months ended July 31, 2009, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts. NOI from construction and incentive fees is $1,465,000 and $3,060,000 for the three and six months ended July 31, 2010, respectively, and $2,804,000 and $4,349,000 recognized during the three and six months ended July 31, 2009, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements. Property management, management incentive and asset management fees generated NOI of $3,120,000 and $6,242,000 during the three and six months ended July 31, 2010, respectively, and $2,907,000 and $5,925,000 during the three and six months ended July 31, 2009, respectively.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Land Held for Development or Sale
The Land Development Group acquires and sells raw land and sells fully-entitled developed lots to residential, commercial, and industrial customers. The Land Development Group also owns and develops raw land into master-planned communities, mixed-use projects and other residential developments. Below is a summary of our large Land Development projects.

	Gross	Saleable	Option
Location	Acres (1)	Acres (2)	Acres (3)

Stapleton - Denver, CO	227	151	1,416
Carolinas	1,486	1,036	788
Arizona	961	546	-
Mesa del Sol - Albuquerque, NM	3,023	1,659	5,731
Ohio	1,006	701	470
Central Station - Chicago, IL	30	30	-
Florida	1,413	1,413	-
Texas	1,019	761	-
Other	796	737	-

Total	9,961	7,034	8,405

(1)	Represent all acres currently owned including those used for roadways, open spaces and parks.

(2)
Saleable acres represent the total of all acres currently owned that will be available for sales. The Land Development Group may choose to further develop some of the acres into completed sublots prior to sale.

(3)
Option acres are those acres that the Land Development Group has a formal option to acquire. Typically these options are in the form of purchase agreements with contingencies for the satisfaction of due diligence reviews.

Stapleton — Denver, CO
Stapleton represents one of the nation’s largest urban redevelopments. At full build out of 4,700 acres, or 7.5 square miles, Stapleton is planned for more than 12,000 homes and apartments, a projected 3 million square-feet of retail and 10 million square-feet of office/research and development/industrial space. Centrally located 10 minutes east of Downtown Denver and 20 minutes from Denver International Airport, Stapleton will be home to 30,000 residents and 35,000 workers when complete.
Mesa del Sol — Albuquerque, NM
Mesa del Sol is a 20-square mile, mixed-use community on the south mesa of Albuquerque, N.M., five minutes from the Albuquerque International Airport. Mesa del Sol’s master plan calls for mixed-use development that will include 1,400 acres for industrial/commercial and office development use, 4,400 acres for residential and supporting retail use, 3,200 acres for open space and parks and 800 acres for schools and universities.
Central Station — Chicago, IL
Located adjacent to the city’s Museum Campus, and just minutes from the heart of Chicago’s Loop, the 80-acre Central Station is the fastest growing residential community in the city, with more than 4,250 residential units completed and occupied. Over 600 units are under construction and another 4,000 units are in development. Central Station, a 14 million-square-foot development, is being developed in partnership with The Fogelson Companies.
Other Significant Land Holdings
Cotton Creek — Mooresville, NC
Cotton Creek is a master-planned community located in a northern suburb of Charlotte, NC. This community will feature a variety of attached and detached home sites, which will be sold to a mix of national and local builders. Cotton Creek is 532 acres. When completed the development is expected to produce approximately 1,300 residential lots.
Legacy Lakes — Aberdeen, NC
Legacy Lakes is a master-planned community located in the Pinehurst area. This community is surrounding the Nicklaus-designed Legacy Golf Course. Legacy Lakes is 405 acres and includes 718 residential lots. Of the 405 total acres, 264 are saleable acres and 9 acres have been sold to date.
Gladden Farms — Marana, AZ
Gladden Farms is a master-planned community that includes residential and commercial uses in a suburban area of northwest Tucson. This community includes parks, trails and a school in a rural setting. Gladden Farms is 1,350 acres and includes approximately 4,141 residential lots and 223 acres of commercial space. As of September 8, 2010, 1,260 lots and 100 commercial acres have been sold. Of the 1,350 total acres, 904 are saleable acres and 413 acres have been sold to date.
Tangerine Crossing — Tucson, AZ
Tangerine Crossing is a master-planned gated residential community with a major retail component on the exterior in a desirable region of the Tucson metropolitan area. This community includes open space, trails and recreation. Tangerine Crossing is 309 acres and includes 396 residential lots and a 25-acre retail center. As of September 8, 2010, 185 lots and the 25 commercial acres have been sold. Of the 309 total acres, 103 are saleable acres and 59 acres have been sold to date.

Debt for Projects under Construction and Development
We use nonrecourse mortgage debt and nonrecourse notes payable for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of July 31, 2010, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Outstanding
Fixed	$138,395	$71,868	$30,161	$96,688
Variable
Taxable	1,013,700	209,934	10,063	813,829
Tax-Exempt	203,900	61,986	-	141,914

Total outstanding on projects under construction and development (1)	$1,355,995	$343,788	$40,224	$1,052,431

Commitment
Fixed	$620,364	$411,260	$30,412	$239,516
Variable
Taxable	1,283,446	223,614	11,734	1,071,566
Tax-Exempt	203,900	61,986	-	141,914

Total commitment	$2,107,710	$696,860	$42,146	$1,452,996

(1)
Proceeds from outstanding debt of $183,640 and $133,347, at full and pro-rata consolidation, respectively, described above is recorded as restricted cash and escrowed funds in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the full amount of the bonds at the beginning of construction must remain in escrow until costs are incurred.

Non-Recourse Debt
Our primary capital strategy seeks to isolate the operating and financial risk at the property level to maximize returns and reduce risk on and of our equity capital. As such, substantially all of our operating and development properties are separately encumbered with nonrecourse mortgage debt which in some limited circumstances is supplemented by nonrecourse notes payable (collectively “nonrecourse debt”).
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature within the next 12 months or are projected to open and achieve stabilized operations during that same time frame. However, due to the limited availability of long-term fixed rate mortgage debt based upon current market conditions, we are attempting to extend maturities with existing lenders. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that are coming due in the next 12 months. During the six months ended July 31, 2010, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
		(in thousands)

Refinancings	$4,900	$490	$19,989	$24,399
Construction and development projects	545,008	399,761	-	145,247
Loan extensions/additional fundings	200,513	26,676	119,925	293,762

	$750,421	$426,927	$139,914	$463,408

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands)
As of July 31, 2010

	Period Ending January 31, 2011				Fiscal Year Ending January 31, 2012
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$123,696	$2,639	$30,486	$151,543	$305,958	$3,965	$100,570	$402,563
Weighted average rate	7.69%	8.34%	2.96%	6.73%	6.81%	4.92%	6.82%	6.83%

Variable:
Variable-rate debt	397,131	200	65,084	462,015	603,509	193,963	65,321	474,867
Weighted average rate	3.36%	5.00%	2.58%	3.25%	4.10%	4.45%	3.31%	3.84%

Tax-Exempt	-	-	3,305	3,305	132,430	67	-	132,363
Weighted average rate	-%	-%	1.65%	1.65%	2.61%	3.78%	-%	2.61%

Total variable-rate debt	397,131	200	68,389	465,320	735,939	194,030	65,321	607,230

Total Nonrecourse Debt	$520,827	$2,839	$98,875	$616,863	$1,041,897	$197,995	$165,891	$1,009,793
Weighted Average Rate	4.39%	8.10%	2.66%	4.09%	4.70%	4.46%	5.44%	4.87%

	Fiscal Year Ending January 31, 2013				Fiscal Year Ending January 31, 2014
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$343,470	$17,949	$46,435	$371,956	$846,190	$83,154	$75,951	$838,987
Weighted average rate	6.12%	6.79%	6.32%	6.11%	6.54%	9.86%	6.09%	6.17%

Variable:
Variable-rate debt	926,034	144,403	51,961	833,592	46,411	-	1,466	47,877
Weighted average rate	3.80%	3.31%	3.79%	3.89%	6.05%	-%	2.59%	5.95%

Tax-Exempt	204,616	62,057	-	142,559	91,565	77	-	91,488
Weighted average rate	2.67%	2.67%	-%	2.67%	2.78%	3.76%	-%	2.78%

Total variable-rate debt	1,130,650	206,460	51,961	976,151	137,976	77	1,466	139,365

Total Nonrecourse Debt	$1,474,120	$224,409	$98,396	$1,348,107	$984,166	$83,231	$77,417	$978,352
Weighted Average Rate	4.19%	3.41%	4.98%	4.37%	6.17%	9.85%	6.02%	5.85%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands) (continued)
As of July 31, 2010

	Fiscal Year Ending January 31, 2015				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$483,686	$68,557	$154,727	$569,856	$1,769,441	$115,255	$723,800	$2,377,986
Weighted average rate	5.95%	5.78%	5.35%	5.81%	5.83%	6.09%	5.85%	5.82%

Variable:
Variable-rate debt	12,414	-	19,982	32,396	640,001	1,500	127,644	766,145
Weighted average rate	1.55%	-%	4.52%	3.38%	6.40%	-%	1.43%	5.59%

Tax-Exempt	815	82	-	733	343,501	6,971	227,056	563,586
Weighted average rate	3.78%	3.76%	-%	3.78%	1.45%	2.59%	1.77%	1.57%

Total variable-rate debt	13,229	82	19,982	33,129	983,502	8,471	354,700	1,329,731

Total Nonrecourse Debt	$496,915	$68,639	$174,709	$602,985	$2,752,943	$123,726	$1,078,500	$3,707,717
Weighted Average Rate	5.84%	5.78%	5.26%	5.68%	5.42%	5.81%	4.47%	5.13%

	Total
			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,872,441	$291,519	$1,131,969	$4,712,891
Weighted average rate	6.16%	7.14%	5.82%	6.02%

Variable:
Variable-rate debt	2,625,500	340,066	331,458	2,616,892
Weighted average rate	4.47%	3.95%	2.59%	4.30%

Tax-Exempt	772,927	69,254	230,361	934,034
Weighted average rate	2.13%	2.66%	1.77%	2.00%

Total variable-rate debt	3,398,427	409,320	561,819	3,550,926

Total Nonrecourse Debt	$7,270,868	$700,839	$1,693,788	$8,263,817
Weighted Average Rate	5.12%	5.15%	4.64%	5.02%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our total debt maturities for 2010, 2011 and 2012 as of July 31, 2010:
Upcoming Maturities Summary (in thousands)
As of July 31, 2010

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2011	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$700,301	$179,474	$520,827	$2,839	$98,875	$616,863
Less: Scheduled Payments	57,814	21,104	36,710	1,291	11,022	46,441

Net Maturities	642,487	158,370	484,117	1,548	87,853	570,422

Total Net Maturities Project Count	24	8	16	-	8	24

Closed Loans / To be Fully Amortized (2)	291,972	17,431	274,541	-	17,293	291,834
Committed Deals / Automatic Extensions (2)	20,516	8,989	11,527	-	5,208	16,735
Extension Available (1) (2)	41,966	24,969	16,997	-	11,860	28,857

Subtotal	354,454	51,389	303,065	-	34,361	337,426

Remaining to Finance	$288,033	$106,981	$181,052	$1,548	$53,492	$232,996

Remaining to Address Project Count	13	3	10	-	3	13

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,370,047	$328,150	$1,041,897	$197,995	$165,891	$1,009,793
Less: Scheduled Payments	93,262	28,684	64,578	2,632	15,801	77,747
Add: Corporate Debt	46,891	-	46,891	-	-	46,891

Net Maturities	1,323,676	299,466	1,024,210	195,363	150,090	978,937

Total Net Maturities Project Count	38	16	22	-	16	38

Closed Loans / To be Fully Amortized (2)	233	233	-	-	116	116
Committed Deals / Automatic Extensions (2)	16,112	16,112	-	-	8,056	8,056
Extension Available (1) (2)	515,524	26,432	489,092	115,283	13,216	387,025

Subtotal	531,869	42,777	489,092	115,283	21,388	395,197

Remaining to Finance	$791,807	$256,689	$535,118	$80,080	$128,702	$583,740

Remaining to Address Project Count	23	10	13	-	10	23

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2013	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,668,222	$194,102	$1,474,120	$224,409	$98,396	$1,348,107
Less: Scheduled Payments	79,078	25,982	53,096	2,814	15,099	65,381
Add: Corporate Debt (3)	112,472	-	112,472	-	-	112,472

Net Maturities	1,701,616	168,120	1,533,496	221,595	83,297	1,395,198

Total Net Maturities Project Count	34	11	23	-	11	34

Closed Loans / To be Fully Amortized (2)	12,979	1,246	11,733	-	441	12,174
Committed Deals / Automatic Extensions (2)	63,911	-	63,911	942	-	62,969
Extension Available (1) (2)	1,110,002	57,190	1,052,812	202,863	28,882	878,831

Subtotal	1,186,892	58,436	1,128,456	203,805	29,323	953,974

Remaining to Finance	$514,724	$109,684	$405,040	$17,790	$53,974	$441,224

Remaining to Address Project Count	25	8	17	-	8	25

(1)
Includes loans that have extension options available, all of which require some predefined condition in order to qualify for the extension, such as, meeting or exceeding leasing hurdles, loan to value ratios or debt service coverage requirements. We cannot give assurance that the defined hurdles or milestones will be achieved to qualify for these extensions.

(2)	Reflects activity through September 8, 2010.

(3)
The credit facility amount of $112,472 outstanding as of July 31, 2010 has a maximum commitment of $497,028. Based on specific capital raising events through July 31, 2010, a permanent reduction in available borrowings of $15,324 became effective August 5, 2010. The remaining availability is further reduced by $85,023 of outstanding letters of credit and $46,891 reserve for retirement of indebtedness.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	July 31, 2010	January 31, 2010
	(in thousands)

Members’ and partners’ equity, as below	$528,024	$557,456
Equity of other members and partners	474,442	513,708

Company’s investment in partnerships	53,582	43,748
Basis differences	52,022	21,498
Advances to and on behalf of other affiliates	54,971	200,097

Total Investments in and Advances to Affiliates	$160,575	$265,343

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	July 31, 2010	January 31, 2010	July 31, 2010	January 31, 2010
	(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$5,392,962	$4,373,423	$1,894,178	$1,368,451
Projects under construction and development	287,397	771,521	117,284	305,420
Land held for development or sale	268,729	271,129	113,844	116,863

Total Real Estate	5,949,088	5,416,073	2,125,306	1,790,734

Less accumulated depreciation	(891,462)	(721,908)	(406,746)	(326,169)

Real Estate, net	5,057,626	4,694,165	1,718,560	1,464,565

Restricted cash - Military housing bond funds	381,462	481,615	4,814	6,149
Other restricted cash and escrowed funds	209,346	222,752	71,990	62,257
Other assets	703,685	501,169	197,318	173,799

Total Assets	$6,352,119	$5,899,701	$1,992,682	$1,706,770

Mortgage debt and notes payable, nonrecourse	$5,326,806	$4,721,705	$1,693,788	$1,473,947
Other liabilities	497,289	620,540	193,290	168,410

Total Liabilities	5,824,095	5,342,245	1,887,078	1,642,357

Members’ and partners’ equity	528,024	557,456	105,604	65,246
Noncontrolling interest	-	-	-	(833)

Total Equity	528,024	557,456	105,604	64,413

Total Liabilities and Members’ and Partners’ Equity	$6,352,119	$5,899,701	$1,992,682	$1,706,770

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended July 31,	2010	2009	2010	2009
	(in thousands)

Operations:
Revenues	$220,785	$224,192	$80,162	$97,417
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	(6,206)	381
Operating expenses	(123,520)	(150,847)	(39,807)	(72,992)
Interest expense including early extinguishment of debt	(68,283)	(52,502)	(19,162)	(16,494)
Impairment of real estate (1)	(3,482)	-	(1,817)	-
Depreciation and amortization	(44,110)	(38,720)	(12,865)	(14,493)
Interest and other income	4,873	3,377	(56)	732
Noncontrolling interest	-	-	98	(86)

Loss from continuing operations	(13,737)	(14,500)	347	(5,535)

Discontinued operations:
Operating earnings from rental properties	288	324	-	-

Net (loss) earnings (pre-tax)	(13,449)	(14,176)	347	(5,535)

Impairment of investment in unconsolidated entities (1)	(465)	(11,903)	(465)	(11,903)
Loss on disposition of equity method investments, net (2)	(878)	-	(878)	-

Net loss (pre-tax) from unconsolidated entities	$(14,792)	$(26,079)	$(996)	$(17,438)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Six Months Ended July 31,	2010	2009	2010	2009
	(in thousands)

Operations:
Revenues	$456,078	$448,693	$167,701	$188,292
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	(5,933)	449
Operating expenses	(265,457)	(298,064)	(93,443)	(136,070)
Interest expense including early extinguishment of debt	(131,100)	(108,370)	(39,118)	(32,950)
Impairment of real estate (1)	(4,939)	-	(2,560)	-
Depreciation and amortization	(81,803)	(83,141)	(25,664)	(32,699)
Interest and other income	7,336	8,503	694	1,205
Noncontrolling interest	-	-	(6,346)	(68)

Loss from continuing operations	(19,885)	(32,379)	(4,669)	(11,841)

Discontinued operations:
Operating earnings from rental properties	110	460	-	-

Net loss (pre-tax)	(19,775)	(31,919)	(4,669)	(11,841)

Impairment of investment in unconsolidated entities (1)	(12,621)	(21,463)	(12,621)	(21,463)
Loss on disposition of equity method investments, net (2)	(830)	-	(830)	-

Net loss (pre-tax) from unconsolidated entities	$(33,226)	$(53,382)	$(18,120)	$(33,304)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

(1)	The following table shows the detail of impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Three Months Ended July 31,
		2010	2009	2010	2009
			(in thousands)

Impairment of real estate:
Mixed-Use Land Development:
Mercy Campus at Central Station	(Chicago, Illinois)	$3,482	$-	$1,817	$-

Impairment of investments in unconsolidated entities:
Specialty Retail Centers:
Southgate Mall	(Yuma, Arizona)	$-	$1,611	$-	$1,611
Apartment Communities:
Uptown Apartments	(Oakland, California)	-	6,781	-	6,781
Millender Center	(Detroit, Michigan)	-	2,818	-	2,818
Fenimore Court	(Detroit, Michigan)	-	693	-	693
Other		465	-	465	-

Total impairment of investments in unconsolidated entities		$465	$11,903	$465	$11,903

Total impairment of unconsolidated entities		$3,947	$11,903	$2,282	$11,903

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Six Months Ended July 31,
		2010	2009	2010	2009
			(in thousands)

Impairment of real estate:
Mixed-Use Land Development:
Mercy Campus at Central Station	(Chicago, Illinois)	$3,482	$-	$1,817	$-
Old Stone Crossing at Caldwell Creek	(Charlotte, North Carolina)	1,457	-	743	-

		$4,939	$-	$2,560	$-

Impairment of investments in unconsolidated entities:
Office Buildings:
818 Mission Street	(San Francisco, California)	$4,018	$-	$4,018	$-
Bulletin Building	(San Francisco, California)	3,543	-	3,543	-
Specialty Retail Centers:
Metreon	(San Francisco, California)	4,595	-	4,595	-
Southgate Mall	(Yuma, Arizona)	-	1,611	-	1,611
Apartment Communities:
Millender Center	(Detroit, Michigan)	-	7,070	-	7,070
Uptown Apartments	(Oakland, California)	-	6,781	-	6,781
Metropolitan Lofts	(Los Angeles, California)	-	1,039	-	1,039
Residences at University Park	(Cambridge, Massachusetts)	-	855	-	855
Fenimore Court	(Detroit, Michigan)	-	693	-	693
Classic Residence by Hyatt (Supported-living Apartments)	(Yonkers, New York)	-	3,152	-	3,152
Old Stone Crossing at Caldwell Creek (Mixed-Use Land Development)	(Charlotte, North Carolina)	-	122	-	122
Other		465	140	465	140

Total impairment of investments in unconsolidated entities		$12,621	$21,463	$12,621	$21,463

Total impairment of unconsolidated entities		$17,560	$21,463	$15,181	$21,463

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)
(2)
Upon disposition, investments accounted for on the equity method are not classified as discontinued operations; therefore, gains or losses on the sale of equity method properties are reported in continuing operations when sold. The following table shows the detail of gain (loss) on disposition of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Three Months Ended July 31,
		2010	2009	2010	2009
			(in thousands)

Gain (loss) on disposition of equity method investments:
Specialty Retail Centers:
Coachella Plaza	(Coachella, California)	$104	$-	$104	$-
Southgate Mall	(Yuma, Arizona)	64	-	64	-
Metreon	(San Francisco, California)	(1,046)	-	(1,046)	-

Loss on disposition of equity method investments, net		$(878)	$-	$(878)	$-

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Six Months Ended July 31,
		2010	2009	2010	2009
			(in thousands)

Gain (loss) on disposition of equity method investments:
Specialty Retail Centers:
Coachella Plaza	(Coachella, California)	$104	$-	$104	$-
Southgate Mall	(Yuma, Arizona)	64	-	64	-
El Centro Mall	(El Centro, California)	48	-	48	-
Metreon	(San Francisco, California)	(1,046)	-	(1,046)	-

Loss on disposition of equity method investments, net		$(830)	$-	$(830)	$-

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of Forest City Rental Properties Corporation (“FCRPC”) as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Real Estate Activity

	Pro-Rata Consolidation (Non-GAAP)

	Six Months Ended
	July 31,	For the Years Ended January 31,
	2010	2010		2009
		(in thousands)

Rental Properties – Real Estate Activity
Real estate
Completed rental properties	$9,662,474	$9,547,444		$9,353,924
Projects under construction and development	2,105,765	2,346,471		2,128,065
Land held for development or sale	131,497	122,368		116,675

Total real estate - FCRPC	11,899,736	12,016,283		11,598,664
Less accumulated depreciation	(1,873,183)	(1,856,483)		(1,698,362)

Real estate, net - FCRPC	$10,026,553	$10,159,800		$9,900,302

Plus real estate, net - Land Group and Corporate	199,729	206,778		186,673

Real estate, net - Forest City Enterprises	$10,226,282	$10,366,578		$10,086,975

Real estate activity during the year
Completed rental properties
Capital expenditures	$20,561	$59,599		$99,130
Transferred from projects under construction and development	487,579	469,479		729,370
Acquisitions	-	-		98,160
Other	(51,681)	(146,187)		116,679

Total additions	456,459	382,891		1,043,339
Dispositions	(80,298) (1)	(189,371	) (3)	(147,005	) (4)
Dispositions of partial interests	(261,131) (2)	-		-

Completed rental properties, net additions	115,030	193,520		896,334

Projects under construction and development
New development	298,570	732,880		1,023,035
Transferred to completed rental properties	(487,579)	(469,479)		(729,370)
Cost of land sales	(7,916)	(44,995)		(34,391)
Other	(43,781)	-		41,572	(7)

Projects under construction and development, net additions	(240,706)	218,406		300,846

Land held for development or sale, net additions	9,129	5,693		26,524

Increase (decrease) in real estate, at cost	$(116,547)	$417,619		$1,223,704

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity — (continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Six Months Ended July 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
2010
Real estate
Completed rental properties	$8,148,971	$380,674	$1,894,177	$-	$9,662,474
Projects under construction and development	2,609,123	620,643	117,285	-	2,105,765
Land held for development or sale	81,409	6,507	56,595	-	131,497

Total real estate - FCRPC	10,839,503	1,007,824	2,068,057	-	11,899,736
Less accumulated depreciation	(1,525,710)	(59,272)	(406,745)	-	(1,873,183)

Real estate, net - FCRPC	$9,313,793	$948,552	$1,661,312	$-	$10,026,553

Plus real estate, net - Land Group and Corporate	148,385	5,904	57,248	-	199,729

Real estate, net - Forest City Enterprises	$9,462,178	$954,456	$1,718,560	$-	$10,226,282

Real estate activity during the year
Completed rental properties
Capital expenditures	$15,693	$19	$4,887	$-	$20,561
Transferred from projects under construction and development	393,510	118,928	212,997	-	487,579
Acquisitions	-	-	-	-	-
Other (8)	(150,610)	(8,260)	90,669	-	(51,681)

Total additions	258,593	110,687	308,553	-	456,459
Dispositions (1)	(65,154)	(3,215)	(18,359)	-	(80,298)
Dispositions of partial interests (2)	(514,533)	(17,868)	235,534	-	(261,131)

Completed rental properties, net additions	(321,094)	89,604	525,728	-	115,030

Projects under construction and development
New development	388,030	104,228	14,768	-	298,570
Transferred to completed rental properties	(393,510)	(118,928)	(212,997)	-	(487,579)
Cost of land sales	(7,916)	-	-	-	(7,916)
Other (6)	(18,651)	35,224	10,094	-	(43,781)

Projects under construction and development, net additions	(32,047)	20,524	(188,135)	-	(240,706)

Land held for development or sale, net additions	8,371	675	1,433	-	9,129

Increase (decrease) in real estate, at cost	$(344,770)	$110,803	$339,026	$-	$(116,547)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity — (continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
2010
Real estate - end of year
Completed rental properties	$8,470,065	$291,070	$1,368,449	$-	$9,547,444
Projects under construction and development	2,641,170	600,119	305,420	-	2,346,471
Land held for development or sale	73,038	5,832	55,162	-	122,368

Total real estate - FCRPC	11,184,273	897,021	1,729,031	-	12,016,283
Less accumulated depreciation	(1,588,070)	(57,756)	(326,169)	-	(1,856,483)

Real estate, net - FCRPC	$9,596,203	$839,265	$1,402,862	$-	$10,159,800

Plus real estate, net - Land Group and Corporate	150,918	5,843	61,703	-	206,778

Real estate, net - Forest City Enterprises	$9,747,121	$845,108	$1,464,565	$-	$10,366,578

Real estate activity during the year
Completed rental properties
Capital expenditures	$43,787	$1,799	$17,611	$-	$59,599
Transferred from projects under construction and development	376,829	21,508	114,158	-	469,479
Acquisitions	-	-	-	-	-
Other (5)	(57,623)	29,656	(58,908)	-	(146,187)

Total additions	362,993	52,963	72,861	-	382,891
Dispositions (3)	(93,875)	-	(95,496)	-	(189,371)

Completed rental properties, net additions	269,118	52,963	(22,635)	-	193,520

Projects under construction and development
New development	805,865	153,995	81,010	-	732,880
Transferred to completed rental properties	(376,829)	(21,508)	(114,158)	-	(469,479)
Cost of land sales	(28,920)	-	(16,075)	-	(44,995)

Projects under construction and development, net additions	400,116	132,487	(49,223)	-	218,406

Land held for development or sale, net additions	4,494	60	1,259	-	5,693

Increase (decrease) in real estate, at cost	$673,728	$185,510	$(70,599)	$-	$417,619

2009
Real estate - end of year
Completed rental properties	$8,200,947	$238,107	$1,391,084	$-	$9,353,924
Projects under construction and development	2,241,054	467,632	354,643	-	2,128,065
Land held for development or sale	68,544	5,772	53,903	-	116,675

Total real estate - FCRPC	10,510,545	711,511	1,799,630	-	11,598,664
Less accumulated depreciation	(1,413,299)	(47,555)	(332,618)	-	(1,698,362)

Real estate, net - FCRPC	$9,097,246	$663,956	$1,467,012	$-	$9,900,302

Plus real estate, net - Land Group and Corporate	132,056	13,857	68,474	-	186,673

Real estate, net - Forest City Enterprises	$9,229,302	$677,813	$1,535,486	$-	$10,086,975

Real estate activity during the year
Completed rental properties
Capital expenditures	$90,348	$2,415	$11,197	$-	$99,130
Transferred from projects under construction and development	591,992	10,886	148,264	-	729,370
Acquisitions	80,972	2,641	19,829	-	98,160
Other (5)	13,031	(94,407)	9,241	-	116,679

Total additions	776,343	(78,465)	188,531	-	1,043,339
Dispositions (4)	(128,010)	(17,820)	(5,487)	(31,328)	(147,005)

Completed rental properties, net additions	648,333	(96,285)	183,044	(31,328)	896,334

Projects under construction and development
New development	922,248	134,386	235,173	-	1,023,035
Transferred to completed rental properties	(591,992)	(10,886)	(148,264)	-	(729,370)
Cost of land sales	(12,264)	(141)	(22,268)	-	(34,391)
Other (7)	416,695	158,467	(216,656)	-	41,572

Projects under construction and development, net additions	734,687	281,826	(152,015)	-	300,846

Land held for development or sale, net additions	15,930	851	11,445	-	26,524

Increase (decrease) in real estate, at cost	$1,398,950	$186,392	$42,474	$(31,328)	$1,223,704

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity — (continued)

(1)	Reflects the disposition of Metreon (a 279,000 square foot specialty retail center in San Francisco, California) and 101 San Fernando, (a 323-unit apartment community in San Jose, California).

(2)
Reflects the dispositions of partial interests in the following apartment communities in the Washington, D.C. metropolitan area; The Grand (549 units), Lenox Club (385 units), Lenox Park (406 units), and the following office buildings in Cambridge, Massachusetts; 35 Landsdowne Street (202,000 square feet), 40 Landsdowne Street (215,000 square feet), 45/75 Sidney Street (277,000 square feet), 65/80 Landsdowne Street (122,000 square feet), 88 Sidney Street (145,000 square feet), Jackson Building (202,000 square feet), and Richards Building (126,000 square feet).

(3)
Reflects the dispositions of: Grand Avenue (a 100,000 square foot specialty retail center in Queens, New York), Sterling Glen of Glen Cove (an 80-unit supported-living apartment community in Glen Cove, New York), Sterling Glen of Great Neck (a 142-unit supported-living apartment community in Great Neck, New York), Classic Residence by Hyatt (a 220-unit supported-living apartment community in Teaneck, New Jersey), Classic Residence by Hyatt (a 339-unit supported-living apartment community in Chevy Chase, Maryland), Classic Residence by Hyatt (a 310-unit supported-living apartment community in Yonkers, New York), Granada Gardens (a 940-unit apartment community in Warrensville Heights, Ohio), and Clarkwood (a 568-unit apartment community in Warrensville Heights, Ohio).

(4)
Primarily reflects the dispositions of: Sterling Glen of Lynbrook (a 130-unit supported-living apartment community in Lynbrook, New York), Sterling Glen of Rye Brook (a 168-unit supported-living apartment community in Rye Brook, New York), One International Place (an 88,000 square foot office building in Cleveland, Ohio) and Emery Richmond (a 5,000 square foot office building in Warrensville Heights, Ohio).

(5)
Relates to non-cash changes in completed rental properties with increases primarily due to assuming a larger portion of the existing mortgage debt upon acquisition of a partners’ interest and decreases primarily due to impairment of real estate assets.

(6)
Primarily reflects the impact on projects under construction and development based on the adoption of the new GAAP accounting guidance on consolidation of VIEs. Upon adoption of the new guidance effective February 1, 2010, the Barclays Center Arena became a consolidated entity and we deconsolidated the Village at Gulfstream. The remaining amounts are miscellaneous non-cash changes to projects under construction and development.

(7)
Primarily reflects changes in accounting method between full consolidation and equity method for Waterfront Station, Village at Gulfstream, Shops at Wiregrass, and a mixed-use development project located in Las Vegas, Nevada in the Commercial Group for the year ended January 31, 2009. This also includes the retrospective application of accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement).

(8)
Primarily reflects the impact on completed rental properties based on the adoption of the new GAAP accounting guidance discussed in (6) above. Upon adoption of the new guidance, ten Residential entities and one Commercial entity in the operating portfolio were deconsolidated. The remaining amounts are miscellaneous non-cash changes to completed rental properties.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2010 and 2009 (in thousands)

	Commercial Group 2010					Commercial Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$249,803	$17,247	$40,333	$-	$272,889	$243,811	$11,368	$27,461	$-	$259,904
Exclude straight-line rent adjustment	(5,648)	-	-	-	(5,648)	(5,213)	-	-	-	(5,213)

Adjusted revenues	244,155	17,247	40,333	-	267,241	238,598	11,368	27,461	-	254,691
Add interest and other income	8,265	(210)	(485)	-	7,990	1,217	29	422	-	1,610
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	1,962	-	(1,961)	-	1	(868)	(1)	867	-	-
Exclude gain (loss) on disposition of unconsolidated entities	878	-	(878)	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	1,611	-	(1,611)	-	-
Exclude depreciation and amortization of unconsolidated entities	6,602	-	(6,602)	-	-	4,333	-	(4,333)	-	-

Adjusted total income	261,862	17,037	30,407	-	275,232	244,891	11,396	22,806	-	256,301
Operating expenses	127,678	10,477	20,156	-	137,357	111,684	5,200	15,293	-	121,777
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	418	-	-	-	418	1,642	-	-	-	1,642
Exclude straight-line rent adjustment	(1,418)	-	-	-	(1,418)	(1,610)	-	-	-	(1,610)
Exclude preference payment	(586)	-	-	-	(586)	(586)	-	-	-	(586)

Adjusted operating expenses	126,092	10,477	20,156	-	135,771	111,130	5,200	15,293	-	121,223
Net operating income	135,770	6,560	10,251	-	139,461	133,761	6,196	7,513	-	135,078
Interest expense	62,989	4,636	10,251	-	68,604	53,649	2,965	7,513	-	58,197
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	1,924	1,924	-	-	-	3,231	3,231	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	70,857	-	-	-	70,857	76,881	-	-	-	76,881
Income tax expense (benefit)	(1,163)	-	-	-	(1,163)	2,594	-	-	-	2,594

Earnings before depreciation, amortization and deferred taxes (EBDT)	$72,020	$-	$-	$-	$72,020	$74,287	$-	$-	$-	$74,287

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$72,020	$-	$-	$-	$72,020	$74,287	$-	$-	$-	$74,287
Depreciation and amortization - Real Estate Groups	(51,298)	-	-	-	(51,298)	(53,788)	-	-	-	(53,788)
Amortization of mortgage procurement costs - Real Estate Groups	(2,943)	-	-	-	(2,943)	(3,114)	-	-	-	(3,114)
Deferred taxes - Real Estate Groups	(10,425)	-	-	-	(10,425)	(5,712)	-	-	-	(5,712)
Straight-line rent adjustment	4,230	-	-	-	4,230	3,603	-	-	-	3,603
Preference payment	(586)	-	-	-	(586)	(586)	-	-	-	(586)
Gain (loss) on disposition of partial interests in rental properties, net of tax	125,047	-	(536)	-	124,511	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	(536)	-	536	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(27,800)	-	-	-	(27,800)	-	-	(987)	-	(987)
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	(987)	-	987	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$107,709	$-	$-	$-	$107,709	$13,703	$-	$-	$-	$13,703

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$107,709	$-	$-	$-	$107,709	$13,703	$-	$-	$-	$13,703

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Residential Group 2010					Residential Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$53,790	$884	$36,130	$1,084	$90,120	$64,985	$1,378	$60,590	$2,960	$127,157
Exclude straight-line rent adjustment	(318)	-	-	-	(318)	(12)	-	-	-	(12)

Adjusted revenues	53,472	884	36,130	1,084	89,802	64,973	1,378	60,590	2,960	127,145
Add interest and other income	5,668	142	353	2	5,881	6,059	18	228	-	6,269
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	4,624	118	(4,173)	-	333	(8,819)	(85)	8,834	-	100
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	10,292	-	(10,292)	-	-
Exclude depreciation and amortization of unconsolidated entities	6,191	-	(6,191)	-	-	7,126	-	(7,126)	-	-

Adjusted total income	69,955	1,144	26,119	1,086	96,016	79,631	1,311	52,234	2,960	133,514
Operating expenses	33,321	215	17,326	835	51,267	40,012	46	45,253	854	86,073
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	289	-	-	-	289	960	-	-	-	960
Exclude straight-line rent adjustment	1	-	-	-	1	(1)	-	-	-	(1)
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	33,611	215	17,326	835	51,557	40,971	46	45,253	854	87,032
Net operating income	36,344	929	8,793	251	44,459	38,660	1,265	6,981	2,106	46,482
Interest expense	9,167	178	8,793	11	17,793	6,099	328	6,981	809	13,561
(Gain) loss on early extinguishment of debt	-	-	-	-	-	403	-	-	-	403
Noncontrolling interest in earnings before depreciation and amortization	751	751	-	-	-	937	937	-	-	-
Add: Pre-Tax EBDT from discontinued operations	240	-	-	(240)	-	1,297	-	-	(1,297)	-

Pre-Tax EBDT	26,666	-	-	-	26,666	32,518	-	-	-	32,518
Income tax expense (benefit)	1,500	-	-	-	1,500	(5,275)	-	-	-	(5,275)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$25,166	$-	$-	$-	$25,166	$37,793	$-	$-	$-	$37,793

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$25,166	$-	$-	$-	$25,166	$37,793	$-	$-	$-	$37,793
Depreciation and amortization - Real Estate Groups	(18,162)	-	-	(254)	(18,416)	(20,203)	-	-	(941)	(21,144)
Amortization of mortgage procurement costs - Real Estate Groups	(601)	-	-	(5)	(606)	(474)	-	-	(27)	(501)
Deferred taxes - Real Estate Groups	26	-	-	(291)	(265)	(10,004)	-	-	(146)	(10,150)
Straight-line rent adjustment	319	-	-	-	319	11	-	-	-	11
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of partial interests in rental properties, net of tax	121	-	-	1,099	1,220	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(209)	-	(6,299)	-	(6,508)
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	(6,299)	-	6,299	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(254)	-	-	254	-	(941)	-	-	941	-
Amortization of mortgage procurement costs - Real Estate Groups	(5)	-	-	5	-	(27)	-	-	27	-
Deferred taxes - Real Estate Groups	(291)	-	-	291	-	(146)	-	-	146	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	1,099	-	-	(1,099)	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$7,418	$-	$-	$-	$7,418	$(499)	$-	$-	$-	$(499)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$7,418	$-	$-	$-	$7,418	$(499)	$-	$-	$-	$(499)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Land Development Group 2010					Land Development Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$5,618	$401	$3,699	$-	$8,916	$4,901	$318	$1,190	$-	$5,773
Exclude straight-line rent adjustment	7	-	-	-	7	-	-	-	-	-

Adjusted revenues	5,625	401	3,699	-	8,923	4,901	318	1,190	-	5,773
Add interest and other income	2,231	201	76	-	2,106	3,543	156	10	-	3,397
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(421)	-	1,022	-	601	556	-	(275)	-	281
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	2,282	-	(2,282)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	72	-	(72)	-	-	74	-	(74)	-	-

Adjusted total income	9,789	602	2,443	-	11,630	9,074	474	851	-	9,451
Operating expenses	7,423	414	2,325	-	9,334	6,873	370	803	-	7,306
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	39	-	-	-	39	136	-	-	-	136
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	7,462	414	2,325	-	9,373	7,009	370	803	-	7,442
Net operating income	2,327	188	118	-	2,257	2,065	104	48	-	2,009
Interest expense	25	71	118	-	72	557	68	48	-	537
(Gain) loss on early extinguishment of debt	-	-	-	-	-	(9,466)	-	-	-	(9,466)
Noncontrolling interest in earnings before depreciation and amortization	117	117	-	-	-	36	36	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	2,185	-	-	-	2,185	10,938	-	-	-	10,938
Income tax expense (benefit)	(673)	-	-	-	(673)	160	-	-	-	160

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,858	$-	$-	$-	$2,858	$10,778	$-	$-	$-	$10,778

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,858	$-	$-	$-	$2,858	$10,778	$-	$-	$-	$10,778
Depreciation and amortization - Real Estate Groups	(75)	-	-	-	(75)	(92)	-	-	-	(92)
Amortization of mortgage procurement costs - Real Estate Groups	(84)	-	-	-	(84)	(208)	-	-	-	(208)
Deferred taxes - Real Estate Groups	(1,101)	-	-	-	(1,101)	(4,074)	-	-	-	(4,074)
Straight-line rent adjustment	(7)	-	-	-	(7)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(672)	-	(1,398)	-	(2,070)	(680)	-	-	-	(680)
Impairment of unconsolidated real estate, net of tax	(1,398)	-	1,398	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(479)	$-	$-	$-	$(479)	$5,724	$-	$-	$-	$5,724

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(479)	$-	$-	$-	$(479)	$5,724	$-	$-	$-	$5,724

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	The Nets 2010					The Nets 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	-	-	-	-	-	-	-	8,248	-	8,248
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(7,161)	(20)	-	-	(7,141)	(8,307)	-	8,307	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	47,951	23,655	-	-	24,296	(8,307)	-	16,555	-	8,248
Operating expenses	-	-	-	-	-	-	-	11,643	-	11,643
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	-	-	-	-	-	2,960	-	2,960
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	-	-	-	-	-	14,603	-	14,603
Net operating income	47,951	23,655	-	-	24,296	(8,307)	-	1,952	-	(6,355)
Interest expense	-	-	-	-	-	-	-	1,952	-	1,952
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	23,655	23,655	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	24,296	-	-	-	24,296	(8,307)	-	-	-	(8,307)
Income tax expense (benefit)	9,551	-	-	-	9,551	(2,745)	-	-	-	(2,745)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$14,745	$-	$-	$-	$14,745	$(5,562)	$-	$-	$-	$(5,562)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$14,745	$-	$-	$-	$14,745	$(5,562)	$-	$-	$-	$(5,562)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$14,745	$-	$-	$-	$14,745	$(5,562)	$-	$-	$-	$(5,562)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$14,745	$-	$-	$-	$14,745	$(5,562)	$-	$-	$-	$(5,562)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Corporate Activities 2010					Corporate Activities 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	68	-	-	-	68	775	-	-	-	775
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	68	-	-	-	68	775	-	-	-	775
Operating expenses	9,430	-	-	-	9,430	6,080	-	-	-	6,080
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	439	-	-	-	439	770	-	-	-	770
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	9,869	-	-	-	9,869	6,850	-	-	-	6,850
Net operating income	(9,801)	-	-	-	(9,801)	(6,075)	-	-	-	(6,075)
Interest expense	15,679	-	-	-	15,679	19,102	-	-	-	19,102
(Gain) loss on early extinguishment of debt	(1,896)	-	-	-	(1,896)	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(23,584)	-	-	-	(23,584)	(25,177)	-	-	-	(25,177)
Income tax expense (benefit)	(14,355)	-	-	-	(14,355)	(3,364)	-	-	-	(3,364)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(9,229)	$-	$-	$-	$(9,229)	$(21,813)	$-	$-	$-	$(21,813)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(9,229)	$-	$-	$-	$(9,229)	$(21,813)	$-	$-	$-	$(21,813)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	2,682	-	-	-	2,682	6,658	-	-	-	6,658
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(6,547)	$-	$-	$-	$(6,547)	$(15,155)	$-	$-	$-	$(15,155)

Preferred dividends	(4,107)	-	-	-	(4,107)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(10,654)	$-	$-	$-	$(10,654)	$(15,155)	$-	$-	$-	$(15,155)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Total 2010					Total 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$309,211	$18,532	$80,162	$1,084	$371,925	$313,697	$13,064	$89,241	$2,960	$392,834
Exclude straight-line rent adjustment	(5,959)	-	-	-	(5,959)	(5,225)	-	-	-	(5,225)

Adjusted revenues	303,252	18,532	80,162	1,084	365,966	308,472	13,064	89,241	2,960	387,609
Add interest and other income	16,232	133	(56)	2	16,045	11,594	203	8,908	-	20,299
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(996)	98	(5,112)	-	(6,206)	(17,438)	(86)	17,733	-	381
Exclude gain (loss) on disposition of unconsolidated entities	878	-	(878)	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	2,282	-	(2,282)	-	-	11,903	-	(11,903)	-	-
Exclude depreciation and amortization of unconsolidated entities	12,865	-	(12,865)	-	-	11,533	-	(11,533)	-	-

Adjusted total income	389,625	42,438	58,969	1,086	407,242	326,064	13,181	92,446	2,960	408,289
Operating expenses	177,852	11,106	39,807	835	207,388	164,649	5,616	72,992	854	232,879
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,185	-	-	-	1,185	3,508	-	2,960	-	6,468
Exclude straight-line rent adjustment	(1,417)	-	-	-	(1,417)	(1,611)	-	-	-	(1,611)
Exclude preference payment	(586)	-	-	-	(586)	(586)	-	-	-	(586)

Adjusted operating expenses	177,034	11,106	39,807	835	206,570	165,960	5,616	75,952	854	237,150
Net operating income	212,591	31,332	19,162	251	200,672	160,104	7,565	16,494	2,106	171,139
Interest expense	87,860	4,885	19,162	11	102,148	79,407	3,361	16,494	809	93,349
(Gain) loss on early extinguishment of debt	(1,896)	-	-	-	(1,896)	(9,063)	-	-	-	(9,063)
Noncontrolling interest in earnings before depreciation and amortization	26,447	26,447	-	-	-	4,204	4,204	-	-	-
Add: Pre-Tax EBDT from discontinued operations	240	-	-	(240)	-	1,297	-	-	(1,297)	-

Pre-Tax EBDT	100,420	-	-	-	100,420	86,853	-	-	-	86,853
Income tax expense (benefit)	(5,140)	-	-	-	(5,140)	(8,630)	-	-	-	(8,630)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$105,560	$-	$-	$-	$105,560	$95,483	$-	$-	$-	$95,483

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$105,560	$-	$-	$-	$105,560	$95,483	$-	$-	$-	$95,483
Depreciation and amortization - Real Estate Groups	(69,535)	-	-	(254)	(69,789)	(74,083)	-	-	(941)	(75,024)
Amortization of mortgage procurement costs - Real Estate Groups	(3,628)	-	-	(5)	(3,633)	(3,796)	-	-	(27)	(3,823)
Deferred taxes - Real Estate Groups	(8,818)	-	-	(291)	(9,109)	(13,132)	-	-	(146)	(13,278)
Straight-line rent adjustment	4,542	-	-	-	4,542	3,614	-	-	-	3,614
Preference payment	(586)	-	-	-	(586)	(586)	-	-	-	(586)
Gain (loss) on disposition of partial interests in rental properties, net of tax	125,168	-	(536)	1,099	125,731	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	(536)	-	536	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(28,472)	-	(1,398)	-	(29,870)	(889)	-	(7,286)	-	(8,175)
Impairment of unconsolidated real estate, net of tax	(1,398)	-	1,398	-	-	(7,286)	-	7,286	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(254)	-	-	254	-	(941)	-	-	941	-
Amortization of mortgage procurement costs - Real Estate Groups	(5)	-	-	5	-	(27)	-	-	27	-
Deferred taxes - Real Estate Groups	(291)	-	-	291	-	(146)	-	-	146	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	1,099	-	-	(1,099)	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$122,846	$-	$-	$-	$122,846	$(1,789)	$-	$-	$-	$(1,789)

Preferred dividends	(4,107)	-	-	-	(4,107)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$118,739	$-	$-	$-	$118,739	$(1,789)	$-	$-	$-	$(1,789)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2010 and 2009 (in thousands)

	Commercial Group 2010					Commercial Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$471,775	$29,097	$75,837	$-	$518,515	$479,438	$22,348	$55,046	$813	$512,949
Exclude straight-line rent adjustment	(9,473)	-	-	-	(9,473)	(9,608)	-	-	(12)	(9,620)

Adjusted revenues	462,302	29,097	75,837	-	509,042	469,830	22,348	55,046	801	503,329
Add interest and other income	10,211	415	109	-	9,905	1,802	(60)	644	-	2,506
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(6,739)	-	6,740	-	1	(32)	-	32	-	-
Exclude gain (loss) on disposition of unconsolidated entities	830	-	(830)	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	12,156	-	(12,156)	-	-	1,611	-	(1,611)	-	-
Exclude depreciation and amortization of unconsolidated entities	12,525	-	(12,525)	-	-	8,485	-	(8,485)	-	-

Adjusted total income	491,285	29,512	57,175	-	518,948	481,696	22,288	45,626	801	505,835
Operating expenses	234,556	15,797	35,666	-	254,425	226,590	10,100	30,387	320	247,197
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	939	-	-	-	939	3,285	-	-	-	3,285
Exclude straight-line rent adjustment	(2,661)	-	-	-	(2,661)	(3,246)	-	-	-	(3,246)
Exclude preference payment	(1,171)	-	-	-	(1,171)	(1,171)	-	-	-	(1,171)

Adjusted operating expenses	231,663	15,797	35,666	-	251,532	225,458	10,100	30,387	320	246,065
Net operating income	259,622	13,715	21,509	-	267,416	256,238	12,188	15,239	481	259,770
Interest expense	122,822	9,421	21,509	-	134,910	113,146	5,972	15,239	322	122,735
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	4,294	4,294	-	-	-	6,216	6,216	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	159	-	-	(159)	-

Pre-Tax EBDT	132,506	-	-	-	132,506	137,035	-	-	-	137,035
Income tax expense (benefit)	(595)	-	-	-	(595)	4,375	-	-	-	4,375

Earnings before depreciation, amortization and deferred taxes (EBDT)	$133,101	$-	$-	$-	$133,101	$132,660	$-	$-	$-	$132,660

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$133,101	$-	$-	$-	$133,101	$132,660	$-	$-	$-	$132,660
Depreciation and amortization - Real Estate Groups	(103,468)	-	-	-	(103,468)	(105,688)	-	-	(107)	(105,795)
Amortization of mortgage procurement costs - Real Estate Groups	(5,375)	-	-	-	(5,375)	(6,108)	-	-	(5)	(6,113)
Deferred taxes - Real Estate Groups	(13,173)	-	-	-	(13,173)	(2,393)	-	-	(31)	(2,424)
Straight-line rent adjustment	6,812	-	-	-	6,812	6,362	-	-	12	6,374
Preference payment	(1,171)	-	-	-	(1,171)	(1,171)	-	-	-	(1,171)
Gain (loss) on disposition of partial interests in rental properties, net of tax	107,615	-	(507)	-	107,108	-	-	-	2,784	2,784
Gain (loss) on disposition of unconsolidated entities, net of tax	(507)	-	507	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(27,800)	-	(7,441)	-	(35,241)	-	-	(987)	-	(987)
Impairment of unconsolidated real estate, net of tax	(7,441)	-	7,441	-	-	(987)	-	987	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(107)	-	-	107	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(5)	-	-	5	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(31)	-	-	31	-
Straight-line rent adjustment	-	-	-	-	-	12	-	-	(12)	-
Gain on disposition of rental properties	-	-	-	-	-	2,784	-	-	(2,784)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$88,593	$-	$-	$-	$88,593	$25,328	$-	$-	$-	$25,328

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$88,593	$-	$-	$-	$88,593	$25,328	$-	$-	$-	$25,328

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Residential Group 2010					Residential Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$105,182	$1,778	$71,664	$2,506	$177,574	$136,906	$2,576	$101,570	$5,895	$241,795
Exclude straight-line rent adjustment	(770)	-	-	-	(770)	(16)	-	-	-	(16)

Adjusted revenues	104,412	1,778	71,664	2,506	176,804	136,890	2,576	101,570	5,895	241,779
Add interest and other income	8,237	242	530	4	8,529	10,130	51	396	-	10,475
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	6,662	(103)	(6,348)	-	417	(16,670)	(68)	16,787	-	185
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	19,590	-	(19,590)	-	-
Exclude depreciation and amortization of unconsolidated entities	12,046	-	(12,046)	-	-	13,824	-	(13,824)	-	-

Adjusted total income	131,357	1,917	53,800	2,510	185,750	163,764	2,559	85,339	5,895	252,439
Operating expenses	65,152	754	37,189	1,610	103,197	97,358	336	70,742	1,636	169,400
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	850	-	-	-	850	1,917	-	-	-	1,917
Exclude straight-line rent adjustment	2	-	-	-	2	(1)	-	-	-	(1)
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	66,004	754	37,189	1,610	104,049	99,274	336	70,742	1,636	171,316
Net operating income	65,353	1,163	16,611	900	81,701	64,490	2,223	14,597	4,259	81,123
Interest expense	14,023	454	16,611	118	30,298	15,695	694	14,421	1,600	31,022
(Gain) loss on early extinguishment of debt	-	-	-	-	-	403	-	176	-	579
Noncontrolling interest in earnings before depreciation and amortization	709	709	-	-	-	1,529	1,529	-	-	-
Add: Pre-Tax EBDT from discontinued operations	782	-	-	(782)	-	2,659	-	-	(2,659)	-

Pre-Tax EBDT	51,403	-	-	-	51,403	49,522	-	-	-	49,522
Income tax expense (benefit)	(1,376)	-	-	-	(1,376)	(5,803)	-	-	-	(5,803)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,779	$-	$-	$-	$52,779	$55,325	$-	$-	$-	$55,325

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,779	$-	$-	$-	$52,779	$55,325	$-	$-	$-	$55,325
Depreciation and amortization - Real Estate Groups	(35,485)	-	-	(636)	(36,121)	(39,299)	-	-	(1,870)	(41,169)
Amortization of mortgage procurement costs - Real Estate Groups	(1,143)	-	-	(13)	(1,156)	(1,333)	-	-	(54)	(1,387)
Deferred taxes - Real Estate Groups	(6,613)	-	-	(400)	(7,013)	(7,799)	-	-	(267)	(8,066)
Straight-line rent adjustment	772	-	-	-	772	15	-	-	-	15
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of partial interests in rental properties, net of tax	17,731	-	-	1,099	18,830	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(897)	-	(11,992)	-	(12,889)
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	(11,992)	-	11,992	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(636)	-	-	636	-	(1,870)	-	-	1,870	-
Amortization of mortgage procurement costs - Real Estate Groups	(13)	-	-	13	-	(54)	-	-	54	-
Deferred taxes - Real Estate Groups	(400)	-	-	400	-	(267)	-	-	267	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	1,099	-	-	(1,099)	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$28,091	$-	$-	$-	$28,091	$(8,171)	$-	$-	$-	$(8,171)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$28,091	$-	$-	$-	$28,091	$(8,171)	$-	$-	$-	$(8,171)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Land Development Group 2010					Land Development Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$12,476	$749	$6,134	$-	$17,861	$7,371	$483	$7,120	$-	$14,008
Exclude straight-line rent adjustment	4	-	-	-	4	-	-	-	-	-

Adjusted revenues	12,480	749	6,134	-	17,865	7,371	483	7,120	-	14,008
Add interest and other income	4,425	375	84	-	4,134	5,697	352	24	-	5,369
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(452)	-	1,242	-	790	2,386	-	(2,122)	-	264

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	3,025	-	(3,025)	-	-	262	-	(262)	-	-

Exclude depreciation and amortization of unconsolidated entities	146	-	(146)	-	-	152	-	(152)	-	-

Adjusted total income	19,624	1,124	4,289	-	22,789	15,868	835	4,608	-	19,641

Operating expenses	17,871	918	4,437	-	21,390	12,825	785	4,443	-	16,483
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	79	-	-	-	79	271	-	-	-	271
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	17,950	918	4,437	-	21,469	13,096	785	4,443	-	16,754

Net operating income	1,674	206	(148)	-	1,320	2,772	50	165	-	2,887

Interest expense	1,333	143	(148)	-	1,042	806	121	165	-	850

(Gain) loss on early extinguishment of debt	-	-	-	-	-	(9,466)	-	-	-	(9,466)

Noncontrolling interest in earnings before depreciation and amortization	63	63	-	-	-	(71)	(71)	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	278	-	-	-	278	11,503	-	-	-	11,503

Income tax expense (benefit)	(288)	-	-	-	(288)	664	-	-	-	664

Earnings before depreciation, amortization and deferred taxes (EBDT)	$566	$-	$-	$-	$566	$10,839	$-	$-	$-	$10,839

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$566	$-	$-	$-	$566	$10,839	$-	$-	$-	$10,839

Depreciation and amortization - Real Estate Groups	(154)	-	-	-	(154)	(188)	-	-	-	(188)

Amortization of mortgage procurement costs - Real Estate Groups	(164)	-	-	-	(164)	(345)	-	-	-	(345)

Deferred taxes - Real Estate Groups	(220)	-	-	-	(220)	(3,486)	-	-	-	(3,486)

Straight-line rent adjustment	(4)	-	-	-	(4)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(672)	-	(1,853)	-	(2,525)	(680)	-	(160)	-	(840)

Impairment of unconsolidated real estate, net of tax	(1,853)	-	1,853	-	-	(160)	-	160	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(2,501)	$-	$-	$-	$(2,501)	$5,980	$-	$-	$-	$5,980

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(2,501)	$-	$-	$-	$(2,501)	$5,980	$-	$-	$-	$5,980

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	The Nets 2010					The Nets 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Add interest and other income	-	-	14,037	-	14,037	-	-	24,697	-	24,697

Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-

Add equity in earnings (loss), including impairment of unconsolidated entities	(17,591)	(6,243)	4,207	-	(7,141)	(18,988)	-	18,988	-	-

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	37,521	17,432	18,244	-	38,333	(18,988)	-	43,685	-	24,697

Operating expenses	-	-	16,151	-	16,151	-	-	30,498	-	30,498
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	947	-	947	-	-	10,238	-	10,238
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	17,098	-	17,098	-	-	40,736	-	40,736

Net operating income	37,521	17,432	1,146	-	21,235	(18,988)	-	2,949	-	(16,039)

Interest expense	-	-	1,146	-	1,146	-	-	2,949	-	2,949

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	17,432	17,432	-	-	-	-	-	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	20,089	-	-	-	20,089	(18,988)	-	-	-	(18,988)

Income tax expense (benefit)	8,717	-	-	-	8,717	(6,434)	-	-	-	(6,434)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$11,372	$-	$-	$-	$11,372	$(12,554)	$-	$-	$-	$(12,554)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$11,372	$-	$-	$-	$11,372	$(12,554)	$-	$-	$-	$(12,554)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$11,372	$-	$-	$-	$11,372	$(12,554)	$-	$-	$-	$(12,554)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$11,372	$-	$-	$-	$11,372	$(12,554)	$-	$-	$-	$(12,554)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Corporate Activities 2010					Corporate Activities 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	174	-	-	-	174	773	-	-	-	773
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	174	-	-	-	174	773	-	-	-	773
Operating expenses	20,436	-	-	-	20,436	21,901	-	-	-	21,901
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	885	-	-	-	885	1,487	-	-	-	1,487
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	21,321	-	-	-	21,321	23,388	-	-	-	23,388
Net operating income	(21,147)	-	-	-	(21,147)	(22,615)	-	-	-	(22,615)
Interest expense	32,543	-	-	-	32,543	40,671	-	-	-	40,671
(Gain) loss on early extinguishment of debt	(8,193)	-	-	-	(8,193)	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(45,497)	-	-	-	(45,497)	(63,286)	-	-	-	(63,286)
Income tax expense (benefit)	(23,706)	-	-	-	(23,706)	(14,103)	-	-	-	(14,103)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,791)	$-	$-	$-	$(21,791)	$(49,183)	$-	$-	$-	$(49,183)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,791)	$-	$-	$-	$(21,791)	$(49,183)	$-	$-	$-	$(49,183)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	3,520	-	-	-	3,520	6,132	-	-	-	6,132
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(18,271)	$-	$-	$-	$(18,271)	$(43,051)	$-	$-	$-	$(43,051)

Preferred dividends	(4,107)	-	-	-	(4,107)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(22,378)	$-	$-	$-	$(22,378)	$(43,051)	$-	$-	$-	$(43,051)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2010 and 2009 (in thousands) (continued)

	Total 2010					Total 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$589,433	$31,624	$153,635	$2,506	$713,950	$623,715	$25,407	$163,736	$6,708	$768,752
Exclude straight-line rent adjustment	(10,239)	-	-	-	(10,239)	(9,624)	-	-	(12)	(9,636)

Adjusted revenues	579,194	31,624	153,635	2,506	703,711	614,091	25,407	163,736	6,696	759,116
Add interest and other income	23,047	1,032	14,760	4	36,779	18,402	343	25,761	-	43,820
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(18,120)	(6,346)	5,841	-	(5,933)	(33,304)	(68)	33,685	-	449
Exclude gain (loss) on disposition of unconsolidated entities	830	-	(830)	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	15,181	-	(15,181)	-	-	21,463	-	(21,463)	-	-
Exclude depreciation and amortization of unconsolidated entities	24,717	-	(24,717)	-	-	22,461	-	(22,461)	-	-

Adjusted total income	679,961	49,985	133,508	2,510	765,994	643,113	25,682	179,258	6,696	803,385
Operating expenses	338,015	17,469	93,443	1,610	415,599	358,674	11,221	136,070	1,956	485,479
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,753	-	947	-	3,700	6,960	-	10,238	-	17,198
Exclude straight-line rent adjustment	(2,659)	-	-	-	(2,659)	(3,247)	-	-	-	(3,247)
Exclude preference payment	(1,171)	-	-	-	(1,171)	(1,171)	-	-	-	(1,171)

Adjusted operating expenses	336,938	17,469	94,390	1,610	415,469	361,216	11,221	146,308	1,956	498,259
Net operating income	343,023	32,516	39,118	900	350,525	281,897	14,461	32,950	4,740	305,126
Interest expense	170,721	10,018	39,118	118	199,939	170,318	6,787	32,774	1,922	198,227
(Gain) loss on early extinguishment of debt	(8,193)	-	-	-	(8,193)	(9,063)	-	176	-	(8,887)
Noncontrolling interest in earnings before depreciation and amortization	22,498	22,498	-	-	-	7,674	7,674	-	-	-
Add: Pre-Tax EBDT from discontinued operations	782	-	-	(782)	-	2,818	-	-	(2,818)	-

Pre-Tax EBDT	158,779	-	-	-	158,779	115,786	-	-	-	115,786
Income tax expense (benefit)	(17,248)	-	-	-	(17,248)	(21,301)	-	-	-	(21,301)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$176,027	$-	$-	$-	$176,027	$137,087	$-	$-	$-	$137,087

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$176,027	$-	$-	$-	$176,027	$137,087	$-	$-	$-	$137,087
Depreciation and amortization - Real Estate Groups	(139,107)	-	-	(636)	(139,743)	(145,175)	-	-	(1,977)	(147,152)
Amortization of mortgage procurement costs - Real Estate Groups	(6,682)	-	-	(13)	(6,695)	(7,786)	-	-	(59)	(7,845)
Deferred taxes - Real Estate Groups	(16,486)	-	-	(400)	(16,886)	(7,546)	-	-	(298)	(7,844)
Straight-line rent adjustment	7,580	-	-	-	7,580	6,377	-	-	12	6,389
Preference payment	(1,171)	-	-	-	(1,171)	(1,171)	-	-	-	(1,171)
Gain (loss) on disposition of partial interests in rental properties, net of tax	125,346	-	(507)	1,099	125,938	-	-	-	2,784	2,784
Gain (loss) on disposition of unconsolidated entities, net of tax	(507)	-	507	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(28,472)	-	(9,294)	-	(37,766)	(1,577)	-	(13,139)	-	(14,716)
Impairment of unconsolidated real estate, net of tax	(9,294)	-	9,294	-	-	(13,139)	-	13,139	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(636)	-	-	636	-	(1,977)	-	-	1,977	-
Amortization of mortgage procurement costs - Real Estate Groups	(13)	-	-	13	-	(59)	-	-	59	-
Deferred taxes - Real Estate Groups	(400)	-	-	400	-	(298)	-	-	298	-
Straight-line rent adjustment	-	-	-	-	-	12	-	-	(12)	-
Gain on disposition of rental properties	1,099	-	-	(1,099)	-	2,784	-	-	(2,784)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$107,284	$-	$-	$-	$107,284	$(32,468)	$-	$-	$-	$(32,468)

Preferred dividends	(4,107)	-	-	-	(4,107)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.
common shareholders	$103,177	$-	$-	$-	$103,177	$(32,468)	$-	$-	$-	$(32,468)